Exhibit 10.2

EXECUTION VERSION

AMENDED AND RESTATED

GUARANTEE AND COLLATERAL AGREEMENT

dated and effective as of

April 25, 2012

among

CHART INDUSTRIES, INC.,

as Company, Guarantor and Pledgor,

each Subsidiary Loan Party

identified herein,

and

JPMORGAN CHASE BANK, N.A.

as Administrative Agent

TABLE OF CONTENTS

Article I

Definitions; AMENDMENT AND RESTATEMENT

SECTION 1.01. Credit Agreement	1

SECTION 1.02. Other Defined Terms	1

SECTION 1.03. Amendment and Restatement	4

Article II

Guarantee

SECTION 2.01. Guarantee	4

SECTION 2.02. Guarantee of Payment	5

SECTION 2.03. No Limitations, etc	5

SECTION 2.04. Reinstatement	6

SECTION 2.05. Agreement To Pay; Subrogation	6

SECTION 2.06. Information	7

SECTION 2.07. Payments Free and Clear of Taxes, Etc.	7

Article III

Pledge of Securities

SECTION 3.01. Pledge	7

SECTION 3.02. Delivery of the Pledged Collateral	8

SECTION 3.03. Representations, Warranties and Covenants	8

SECTION 3.04. Certification of Limited Liability Company and Limited Partnership Interests	10

SECTION 3.05. Registration in Nominee Name; Denominations	10

SECTION 3.06. Voting Rights; Dividends and Interest, etc.	10

Article IV

Security Interests in Personal Property

SECTION 4.01. Security Interest	12

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SECTION 7.11. Counterparts	27

SECTION 7.12. Headings	27

SECTION 7.13. Jurisdiction; Consent to Service of Process	27

SECTION 7.14. Termination or Release	27

SECTION 7.15. Additional Subsidiaries	28

SECTION 7.16. Right of Set-off	28

SECTION 7.17. Judgment	28

SECTION 7.18. Credit Agreement	28

Schedules

Schedule I	Subsidiary Loan Parties
Schedule II	Pledged Stock; Pledged Debt Securities
Schedule III	Intellectual Property
Schedule IV	Limited Liability Company Interests
Schedule V	Commercial Tort Claims
Schedule VI	Partnership Interests

Exhibits
Exhibit I	Form of Supplement to the Guarantee and Collateral Agreement
Exhibit II	Form of Perfection Certificate
Exhibit III	Form of Intercompany Note

iii

AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT dated and effective as of April 25, 2012 (this “Agreement”), among CHART INDUSTRIES, INC., a Delaware corporation (the “Company”), each Subsidiary Loan Party listed on the signature page and any other entity that becomes a party pursuant to Section 7.15 (each, a “Subsidiary Loan Party” and collectively with the Company, the “Guarantors”) and JPMORGAN CHASE BANK, N.A., a national banking association, in its capacity as administrative agent (the “Administrative Agent”) for itself and for the Secured Parties (as defined below).

The Company, Chart Industries Luxembourg S.à r.l., a private limited liability company (société à responsabilité limitée), incorporated under the laws of Luxembourg (the “Foreign Borrower” and together with the Company, the “Borrowers”), the Administrative Agent and the certain financial institutions party thereto as lenders previously entered into a Credit Agreement dated as of May 18, 2010 (as the same may have been amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”).

The Guarantors previously entered into the Guarantee and Collateral Agreement, dated as of May 18, 2010, with the Administrative Agent (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Collateral Agreement”).

The parties to the Existing Credit Agreement have agreed to amend and restate the Existing Credit Agreement in its entirety and in connection therewith have entered into that certain Amended and Restated Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified prior to the date hereof the “Credit Agreement”), dated as of the date hereof, by and among the Borrowers, the Lenders and the Administrative Agent.

The Lenders have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Subsidiary Loan Parties are Subsidiaries of the Company, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Furthermore, each Guarantor party to the Existing Collateral Agreement wishes to affirm its obligations under the Existing Collateral Agreement and wishes to amend and restate the terms of the Existing Collateral Agreement. Accordingly, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS; AMENDMENT AND RESTATEMENT

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein. The term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person who is or who may become obligated to any Guarantor under, with respect to or on account of an Account.

“Article 9 Collateral” has the meaning assigned to such term in Section 4.01.

“Banking Services Agreement” shall mean any agreement entered into by the Company or any Subsidiary in connection with Banking Services.

“Collateral” means Article 9 Collateral and Pledged Collateral.

“Control Agreement” means a securities account control agreement or commodity account control agreement, as applicable, in form and substance reasonably satisfactory to the Administrative Agent.

“Copyrights” means all of the following: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise; and (b) all registrations and applications for registration of any such Copyright in the United States or any other country, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule III.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Federal Securities Laws” has the meaning assigned to such term in Section 5.04.

“General Intangibles” means all “General Intangibles” as defined in the New York UCC, including all choses in action and causes of action and all other intangible personal property of any Guarantor of every kind and nature (other than Accounts) now owned or hereafter acquired by any Guarantor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Agreements, Banking Services Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Guarantor to secure payment by an Account Debtor of any of the Accounts.

“Guaranteed Obligations” means (a) the Loan Document Obligations, (b) the Banking Services Obligations and (c) the Swap Obligations (including, in each case, interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) that, in the case of Swap Obligations, (i) is in effect on the Closing Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Closing Date or (ii) is entered into after the Closing Date with any counterparty that is a Lender or an Affiliate of a Lender at the time such Swap Agreement is entered into.

“Guarantor Intellectual Property” means all Intellectual Property now or hereafter owned or licensed by any Guarantor.

“Guarantors” means the Company and each Subsidiary Loan Party.

“Intellectual Property” means all Patents, Copyrights, Trademarks, IP Agreements, trade secrets, domain names, and all inventions, designs, confidential or proprietary technical and business information, know-how, show-how and other data or information and all related documentation.

“Intercompany Note” shall mean a promissory note substantially in the form of Exhibit III.

“IP Agreements” means all agreements granting to or receiving from a third party any rights to Intellectual Property to which any Guarantor, now or hereafter, is a party.

“Loan Document Obligations” means (a) the due and punctual payment by the relevant Borrower of (i) the unpaid principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans made to such Borrower, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrowers under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and obligations to provide cash collateral and (iii) all other monetary obligations of the Company and its Subsidiaries to any of the Secured Parties under the Credit Agreement and each of the other Loan Documents, including obligations to pay fees, expense and reimbursement obligations and indemnification obligations, whether primary, secondary, direct, indirect, contingent, fixed or otherwise (including interest incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and (b) the due and punctual performance of all other obligations of the Company and its Subsidiaries under or pursuant to the Credit Agreement and each of the other Loan Documents (other than the Guaranteed Obligations referred to in clause (b) of the definition of “Guaranteed Obligations”) (including interest incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding).

“Material Pledged Debt Securities” has the meaning assigned to such term in Section 3.01.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Patents” means all of the following: (a) all letters patent of the United States or the equivalent thereof in any other country, and all applications for letters patent of the United States or the equivalent thereof in any other country, including those listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Certificate” means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer of the Company.

“Pledged Collateral” has the meaning assigned to such term in Section 3.01.

“Pledged Debt Securities” has the meaning assigned to such term in Section 3.01.

“Pledged Securities” means any promissory notes, stock certificates or other certificated securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” has the meaning assigned to such term in Section 3.01.

“Pledgor” shall mean each Guarantor.

“Secured Parties” means (a) the Lenders, (b) the Administrative Agent, (c) the Issuing Bank, (d) each counterparty to any Swap Agreement entered into with the Company or any Subsidiary the obligations under which constitute Guaranteed Obligations, (e) each counterparty to any Banking Services Agreement entered into with the Company or any Subsidiary the obligations under which constitute Guaranteed Obligations, (g) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (h) the successors and permitted assigns of each of the foregoing.

“Security Interest” has the meaning assigned to such term in Section 4.01.

“Subsidiary Loan Party” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Trademarks” means all of the following: (a) all trademarks, service marks, corporate names, company names, business names, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations thereof (if any), and all registration and recording applications filed in connection therewith in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all renewals thereof, including those listed on Schedule III (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law) and (b) all goodwill associated therewith or symbolized thereby.

SECTION 1.03. Amendment and Restatement. Each Guarantor acknowledges and agrees with the Administrative Agent that the Existing Collateral Agreement is amended, restated, and superseded in its entirety pursuant to the terms hereof. Without limiting any other provision of this Agreement, each of the Guarantors reaffirms, confirms, ratifies, reaffirms the guarantee and grant of security interest in the Collateral pursuant to the Existing Collateral Agreement and agrees that such guarantee and security interest (including, without limitation, any filings made in connection therewith) each remain in full force and effect and each is hereby ratified, reaffirmed and confirmed.

ARTICLE II

GUARANTEE

SECTION 2.01. Guarantee. Each Guarantor absolutely, irrevocably and unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Guaranteed Obligations. Each Guarantor further agrees that the Guaranteed Obligations may be extended, modified, substituted, amended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Guaranteed Obligation. Each Guarantor unconditionally and irrevocably waives notice of nonperformance, acceleration, presentment to, demand of payment from and protest to the Borrowers or any other Loan Party of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

SECTION 2.02. Guarantee of Payment. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Secured Party to any security held for the payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of any Borrower or any other Person.

SECTION 2.03. No Limitations, etc. (a) Except for termination of a Guarantor’s obligations hereunder as expressly provided for in Section 7.14, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by:

(i) the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Loan Document or otherwise;

(ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement;

(iii) the failure to perfect any security interest in, or the exchange, substitution, release or any impairment of, any Collateral or any other collateral securing the Guaranteed Obligations;

(iv) any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations;

(v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Guaranteed Obligations);

(vi) any illegality, lack of validity or enforceability of any Guaranteed Obligation;

(vii) any change in the corporate, limited liability company or other existence, structure or ownership of any Borrower, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Borrower or its assets or any resulting release or discharge of any Guaranteed Obligation;

(viii) the existence of any claim, set-off or other rights that the Guarantor may have at any time against any Borrower, the Administrative Agent, or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein will prevent the assertion of any such claim by separate suit or compulsory counterclaim; and

(ix) any other circumstance (including without limitation, the expiration of any statute of limitations) or any existence of or reliance on any representation by the Administrative

Agent that might otherwise constitute a defense to, or a legal or equitable discharge of, the Borrowers or the Guarantors or any other guarantor or surety.

Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Guaranteed Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Guaranteed Obligations, all without affecting the obligations of any Guarantor hereunder. Each Guarantor acknowledges that its guarantee is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future. Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in this Article II are knowingly made in contemplation of such benefits.

(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of any Borrower or any other Loan Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all the Guaranteed Obligations. The Administrative Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Borrower or any other Loan Party or exercise any other right or remedy available to them against any Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Borrower or any other Loan Party, as the case may be, or any security.

SECTION 2.04. Reinstatement. Each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by the Administrative Agent or any other Secured Party upon the bankruptcy or reorganization of any Borrower, any other Loan Party or otherwise.

SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Borrower or any other Loan Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Guaranteed Obligation. Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against any Borrower, or other Loan Party or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI. The parties hereto acknowledge and agree that each of the Guaranteed Obligations shall be due and payable in the same currency as such Guaranteed Obligation is denominated, but if currency control or exchange regulations are imposed in the country which issues such currency with the result that such currency (the “Original Currency”) no longer exists or the relevant Guarantor is not able to make payment in such Original Currency, then all payments to be made by such Guarantor hereunder in such currency shall instead be made when due in Dollars in an amount equal to the Dollar Amount (as of the date of payment) of such payment due, it being the intention of the parties hereto that each Guarantor takes all risks of the imposition of any such currency control or exchange regulations.

SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition and assets of the Borrowers and each other Loan Party, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

SECTION 2.07. Payments Free and Clear of Taxes, Etc. Any and all payments made by any Guarantor under or in respect of this Agreement or any other Loan Document shall be made, in accordance with Section 2.17 of the Credit Agreement.

ARTICLE III

PLEDGE OF SECURITIES

SECTION 3.01. Pledge. As security for the payment or performance, as the case may be, in full of the Guaranteed Obligations, each Pledgor hereby assigns and pledges to the Administrative Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in all of such Pledgor’s right, title and interest in, to and under (a) the Equity Interests of any Material Subsidiary directly owned by it as of the Closing Date and any other Equity Interests of any Material Subsidiary directly owned in the future by such Pledgor and any certificates representing all such Equity Interests (the “Pledged Stock”); provided that the Pledged Stock shall not include (i) more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary or any Domestic Subsidiary substantially all of whose assets consist of the Equity Interests in “controlled foreign companies” under Section 957 of the Code, (ii) any Equity Interests of any Subsidiary to the extent that, as of the Closing Date and for so long as, a pledge of such Equity Interests would violate a contractual obligation binding on the issuer or holder of such Equity Interests, (iii) any Equity Interests of any Subsidiary acquired after the Closing Date in accordance with the Credit Agreement if, and to the extent that, and for so long as (A) pledging such Equity Interests would violate applicable law or a contractual obligation binding on the issuer or holder of such Equity Interests and (B) such law or obligation existed at the time of the acquisition thereof and was not created or made binding on such Equity Interests in contemplation of or in connection with the acquisition of such Subsidiary, provided that the foregoing clause (B) shall not apply in the case of a joint venture, including a joint venture that is a Subsidiary, and, (iv) Equity Interests in any Foreign Subsidiary if the Company demonstrates to the Administrative Agent and the Administrative Agent determines (in its reasonable discretion) that the cost of pledging the Equity Interests in such Foreign Subsidiary exceeds the value of the security offered thereby; provided that, upon the reasonable request of the Administrative Agent, Company shall, and shall cause any applicable Subsidiary to, use commercially reasonable efforts to have waived or eliminated any contractual obligation of the types described in clauses (ii) and (iii) above, other than those set forth in a joint venture agreement to which the Company or any Subsidiary is a party; provided further, that Pledged Stock shall include the interests listed on Schedule II; (b)(i) the debt securities for borrowed money having an aggregate principal amount in excess of $10,000,000 (other than (A) intercompany current liabilities incurred in the ordinary course of business in connection with the cash management operations of the Company and the Subsidiaries and (B) any debt securities held by such Pledgor as of the Closing Date) (the “Material Pledged Debt Securities”), (ii) any Material Pledged Debt Securities in the future issued to such Pledgor and (iii) the promissory notes and any other instruments, if any, evidencing such Material

Pledged Debt Securities (the “Pledged Debt Securities”); provided, that the Pledged Debt Securities shall include the debt securities listed on Schedule II; (c) subject to Section 3.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other proceeds received in respect of, the securities referred to in clauses (a) and (b) above; (d) all rights and privileges of such Pledgor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and (e) all proceeds of any of the foregoing (the items referred to in clauses (a) through (e) above being collectively referred to as the “Pledged Collateral”).

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Administrative Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 3.02. Delivery of the Pledged Collateral. (a) Each Pledgor agrees promptly to deliver or cause to be delivered to the Administrative Agent, for the ratable benefit of the Secured Parties, any and all Pledged Stock (subject to clause (b) of the definition of “Collateral and Guarantee Requirement” set forth in the Credit Agreement) and any and all Pledged Debt Securities to the extent such Pledged Securities, in the case of promissory notes or other instruments evidencing Indebtedness, are required to be delivered pursuant to paragraph (b) of this Section 3.02.

(b) Each Pledgor will cause any Material Pledged Debt Securities owed to such Pledgor by any Person to be evidenced by a duly executed promissory note that is pledged and delivered to the Administrative Agent, including the Intercompany Note, for the ratable benefit of the Secured Parties, pursuant to the terms hereof. To the extent any such promissory note is a demand note, each Pledgor party thereto agrees, if requested by the Administrative Agent, to immediately demand payment thereunder upon an Event of Default specified under Sections 7.01(b), (c), (f), (h) or (i) of the Credit Agreement.

(c) Upon delivery to the Administrative Agent, (i) any Pledged Securities required to be delivered pursuant to the foregoing paragraphs (a) and (b) of this Section 3.02 (other than the Intercompany Note) shall be accompanied by stock powers or note powers, as applicable, duly executed in blank or other instruments of transfer reasonably satisfactory to the Administrative Agent and by such other instruments and documents as the Administrative Agent may reasonably request and (ii) all other property composing part of the Pledged Collateral delivered pursuant to the terms of this Agreement shall be accompanied to the extent necessary to perfect the security interest in or allow realization on the Pledged Collateral by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents (including issuer acknowledgments in respect of uncertificated securities) as the Administrative Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 3.03. Representations, Warranties and Covenants. The Pledgors, jointly and severally, represent, warrant and covenant to and with the Administrative Agent, for the ratable benefit of the Secured Parties, that:

(a) Schedule II correctly sets forth as of the Closing Date the (x) name and jurisdiction of each issuer of, and the ownership interest (including percentage owned and number of shares or units) of each Pledgor in, the Pledged Stock and (y) amount and obligor under the Material Pledged Debt Securities;

(b) the Pledged Stock and Pledged Debt Securities (solely with respect to Pledged Debt Securities issued by a Person that is not a Subsidiary of the Company or an Affiliate of any such Subsidiary, to each Pledgor’s knowledge) have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities (solely with respect to Pledged Debt Securities issued by a Person that is not a Subsidiary of the Company or an Affiliate of any such Subsidiary, to each Pledgor’s knowledge) are legal, valid and binding obligations of the issuers thereof;

(c) except for the security interests granted hereunder, each Pledgor (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Pledgor, (ii) holds the same free and clear of all Liens, other than Liens permitted under Section 6.02 of the Credit Agreement, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than pursuant to a transaction permitted by the Credit Agreement and other than Liens permitted under Section 6.02 of the Credit Agreement and (iv) subject to the rights of such Pledgor under the Loan Documents to dispose of Pledged Collateral, will defend its title or interest hereto or therein against any and all Liens (other than Liens permitted under Section 6.02 of the Credit Agreement), however arising, of all Persons;

(d) except for restrictions and limitations imposed by the Loan Documents, securities laws generally, the laws of any applicable foreign jurisdiction (with respect to Pledged Collateral pledged after the Closing Date) or otherwise permitted to exist pursuant to the terms of the Credit Agreement, (i) the Pledged Collateral is and will continue to be freely transferable and assignable and (ii) none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Administrative Agent of rights and remedies hereunder;

(e) each Pledgor has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) except for consents or approvals required by laws of any applicable foreign jurisdiction (with respect to Pledged Collateral pledged after the Closing Date), no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g) by virtue of the execution and delivery by the Pledgors of this Agreement, when any Pledged Securities are delivered to the Administrative Agent, for the ratable benefit of the Secured Parties, in accordance with this Agreement, the Administrative Agent will obtain, for the ratable benefit of the Secured Parties, a legal, valid and perfected first priority lien upon and security interest in such Pledged Securities as security for the payment and performance of the Guaranteed Obligations under the New York UCC, except as provided by the laws of any applicable foreign jurisdiction and subject to Liens permitted by the Credit Agreement; and

(h) the pledge effected hereby is effective to vest in the Administrative Agent, for the ratable benefit of the Secured Parties, the rights of the Pledgors in the Pledged Collateral as set forth herein, except as provided by the laws of any applicable foreign jurisdiction.

SECTION 3.04. Certification of Limited Liability Company and Limited Partnership Interests. Except as provided by the laws of any applicable foreign jurisdiction, each interest in any limited liability company or limited partnership controlled by any Loan Party and pledged hereunder shall be represented by a certificate, shall to the extent permitted by applicable laws be a “security” within the meaning of Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC; provided, however, in the case of (a) the limited liability company interests set forth on Schedule IV, the Company shall cause such interests to be represented by a certificate, to be a “security” within the meaning of Article 8 of the New York UCC and to be governed by Article 8 of the New York UCC, in each case not later than twenty (20) Business Days after the Closing Date and (b) that any limited liability company or limited partnership that, in either case, is organized under the laws of any state of the United States and is a Wholly Owned Subsidiary formed or acquired after the Closing Date, the Company shall cause such interests to be represented by a certificate, to be a “security” within the meaning of Article 8 of the New York UCC and to be governed by Article 8 of the New York UCC, in each case not later than twenty (20) Business Days after the date of formation or acquisition thereof, as applicable.

SECTION 3.05. Registration in Nominee Name; Denominations. The Administrative Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in the name of the applicable Pledgor, endorsed or assigned in blank or in favor of the Administrative Agent or, if an Event of Default shall have occurred and be continuing, in its own name as pledgee or the name of its nominee (as pledgee or as sub-agent). Each Pledgor will promptly give to the Administrative Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. If an Event of Default shall have occurred and be continuing, the Administrative Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement. Each Pledgor shall use its commercially reasonable efforts to cause any Loan Party that is not a party to this Agreement to comply with a request by the Administrative Agent, pursuant to this Section 3.05, to exchange certificates representing Pledged Securities of such Loan Party for certificates of smaller or larger denominations.

SECTION 3.06. Voting Rights; Dividends and Interest, etc. (a) Unless and until an Event of Default shall have occurred and be continuing:

(i) Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Securities, the rights and remedies of any of the Administrative Agent or the other Secured Parties under this Agreement, the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

(ii) The Administrative Agent shall promptly execute and deliver to each Pledgor, or cause to be executed and delivered to such Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii) Each Pledgor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Administrative Agent, for the ratable benefit of the Secured Parties, and shall be forthwith delivered to the Administrative Agent, for the ratable benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Administrative Agent).

(b) Upon the occurrence and during the continuance of an Event of Default and after notice by the Administrative Agent to the relevant Pledgors of the Administrative Agent’s intention to exercise its rights hereunder, except as provided by the laws of any applicable foreign jurisdiction, all rights of any Pledgor to dividends, interest, principal or other distributions that such Pledgor is authorized to receive pursuant to paragraph (a)(iii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested, for the ratable benefit of the Secured Parties, in the Administrative Agent which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. During the continuance of an Event of Default, all dividends, interest, principal or other distributions received by any Pledgor contrary to the provisions of this Section 3.06 shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Administrative Agent, for the ratable benefit of the Secured Parties, and shall be forthwith delivered to the Administrative Agent, for the ratable benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Administrative Agent). Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this paragraph (b) shall be retained by the Administrative Agent in an account to be established by the Administrative Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived and the Company has delivered to the Administrative Agent a certificate to that effect, the Administrative Agent shall promptly repay to each Pledgor (without interest) all dividends, interest, principal or other distributions that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.06 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default and after notice by the Administrative Agent to the relevant Pledgors of the Administrative Agent’s intention to exercise its rights hereunder, except as provided by the laws of any applicable foreign jurisdiction, all rights of any Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the Administrative Agent under paragraph (a)(ii) of this Section 3.06, shall cease, and all such rights shall thereupon become vested in the Administrative Agent, for the ratable benefit of the Secured Parties, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Administrative Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to exercise such rights. After all Events of Default have been cured or waived and the Company has delivered to the Administrative Agent a certificate to that effect, each Pledgor shall have the right to exercise the voting and/or consensual rights and powers that such Pledgor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above, and the obligations of the Administrative Agent under paragraph (a)(ii) of this Section 3.06 that had ceased (as described above) shall be reinstated.

ARTICLE IV

SECURITY INTERESTS IN PERSONAL PROPERTY

SECTION 4.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Guaranteed Obligations, each Guarantor hereby assigns and pledges to the Administrative Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”) in all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Guarantor or in which such Guarantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all cash, Deposit Accounts and securities accounts;

(iv) all Documents;

(v) all Equipment;

(vi) all Fixtures;

(vii) all General Intangibles;

(viii) all Instruments;

(ix) all Inventory;

(x) all Investment Property;

(xi) all Letter-of-Credit Rights;

(xii) all Commercial Tort Claims;

(xiii) all books and records pertaining to the Article 9 Collateral; and

(xiv) to the extent not otherwise included, all proceeds, supporting obligations and products of any and all of the foregoing and all collateral given by any Person with respect to any of the foregoing.

Notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a grant of a security interest (other than the grant of security interest in the Pledged Stock pursuant to Section 3.01) in, and “Article 9 Collateral” shall not include, (a) any Equity Interests of any Person (except for Equity Interests of any Material Subsidiary listed on Schedule VI hereto as such schedule may be updated from time to time, that can be perfected upon the filing of a financing statement), (b) any Material Pledged Debt Securities or any debt securities that may be pledged pursuant to any foreign pledge agreement under the terms of the Credit Agreement, (c) any assets of any Subsidiary to the extent that, as of the Closing Date, and for so long as, a pledge of such assets would violate a contractual obligation binding on such assets or such Subsidiary, (d) any assets of any Subsidiary acquired after the Closing Date in accordance with the Credit Agreement if, and to the extent that, and for so long as (1) pledging such assets would violate applicable law or a contractual obligation binding on such assets or such Subsidiary and (2) such law or obligation existed at the time of the acquisition thereof or (e) any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law; provided, that, upon the reasonable request of the Administrative Agent, Company shall, and shall cause any applicable Subsidiary to, use commercially reasonable efforts to have waived or eliminated any contractual obligation of the types described in clauses (c) and (d) above, other than those set forth in a joint venture agreement to which the Company or any Subsidiary is a party.

(b) Each Guarantor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings), continuation statements, or other filings and recordings, with respect to the Article 9 Collateral and any other collateral pledged hereunder or any part thereof and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, or such other information as may be required under applicable law including (i) whether such Guarantor is an organization, the type of organization and any organizational identification number issued to such Guarantor, (ii) in the case of Fixtures, a sufficient description of the real property to which such Article 9 Collateral relates and (iii) a description of collateral that describes such property in any other manner as the Administrative Agent may reasonably determine is necessary or advisable to ensure the perfection of the security interest in the Article 9 Collateral or other collateral granted under this Agreement, including describing such property as “all assets” or “all property”. Each Guarantor agrees to provide such information to the Administrative Agent promptly upon request.

The Administrative Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Guarantor, without the signature of any Guarantor, and naming any Guarantor or the Guarantors as debtors and the Administrative Agent as secured party.

(c) The Security Interest is granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Guarantor with respect to or arising out of the Article 9 Collateral.

SECTION 4.02. Representations and Warranties. The Guarantors jointly and severally represent and warrant to the Administrative Agent and the Secured Parties that:

(a) Each Guarantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Administrative Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained and is in full force and effect.

(b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Guarantor, is correct and complete, in all material respects, as of the Closing Date. Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral have been prepared by the Administrative Agent based upon the information provided to the Administrative Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 1(a) to the Perfection Certificate (or specified by notice from the Company to the Administrative Agent after the Closing Date in the case of filings, recordings or registrations required by Section 5.10 of the Credit Agreement), and constitute all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, United States registered Trademarks and United States registered Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Administrative Agent (for the ratable benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or amendments. Each Guarantor represents and warrants that a fully executed agreement in the form hereof (or a short form hereof which form shall be reasonably acceptable to the Administrative Agent) containing a description of all Article 9 Collateral consisting of Intellectual Property with respect to United States Patents (and Patents for which United States registration applications are pending), United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights (and Copyrights for which United States registration applications are pending) has been delivered to the Administrative Agent for recording with the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, and reasonably requested by the Administrative Agent, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, in respect of all Article 9 Collateral consisting of such Intellectual Property in which a security interest may be perfected by recording with the United States Patent and Trademark Office and the United States Copyright Office, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

(c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Guaranteed Obligations under the New York UCC, (ii) subject to the filings described in Section 4.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable. The Security Interest is not subject to any prior ranking or pari passu ranking Lien and shall be prior to any other Lien on any of the Article 9 Collateral, other than Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement or arising by operation of law.

(d) The Article 9 Collateral is owned by the Guarantors free and clear of any Lien, other than Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement or arising by operation of law. None of the Guarantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Guarantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Guarantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement.

(e) None of the Guarantors holds any Commercial Tort Claim individually in excess of $10,000,000 as of the Closing Date except as indicated on Schedule V hereto, as such schedule may be updated or supplemented from time to time.

(f) All Accounts have been originated by the Guarantors and all Inventory has been acquired by the Guarantors in the ordinary course of business.

(g) As to itself and its Intellectual Property, except to the extent not reasonably expected to have a Material Adverse Effect:

(i) The operation of such Guarantor’s business as currently conducted and the use of the Guarantor Intellectual Property in connection therewith do not infringe, misappropriate or otherwise violate the intellectual property rights of any third party.

(ii) Such Guarantor owns or has the right to use the Guarantor Intellectual Property.

(iii) The Intellectual Property set forth on Schedule III hereto includes all of the patents, patent applications, domain names, trademark registrations and applications and copyright registrations and applications owned by such Guarantor.

(iv) The Guarantor Intellectual Property has not been abandoned and has not been adjudged invalid or unenforceable in whole or part.

SECTION 4.03. Covenants. (a) Each Guarantor agrees promptly to notify the Administrative Agent in writing of any change (i) in its corporate name, (ii) in its identity or type of organization or corporate structure, (iii) in its Federal Taxpayer Identification Number or organizational identification number or (iv) in its jurisdiction of organization. Each Guarantor agrees promptly to provide the Administrative Agent with certified organizational documents reflecting any of the changes described in the immediately preceding sentence. Each Guarantor agrees not to effect or permit any change referred to in the first sentence of this paragraph (a) unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Article 9 Collateral, for the ratable benefit of the Secured Parties. Each Guarantor agrees promptly to notify the Administrative Agent if any material portion of the Article 9 Collateral owned or held by such Guarantor is damaged or destroyed.

(b) Subject to the rights of such Guarantor under the Loan Documents to dispose of Collateral, each Guarantor shall, at its own expense, take any and all actions necessary to defend title to the Article 9 Collateral against all Persons and to defend the Security Interest of the Administrative Agent, for the ratable benefit of the Secured Parties, in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.02 of the Credit Agreement.

(c) Each Guarantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Administrative Agent may from time to time reasonably request to preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Article 9 Collateral that is in excess of 10,000,000 shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Administrative Agent, for the ratable benefit of the Secured Parties, duly endorsed in a manner reasonably satisfactory to the Administrative Agent.

Without limiting the generality of the foregoing, each Guarantor hereby authorizes the Administrative Agent, with prompt notice thereof to the Guarantors, to supplement this Agreement by supplementing Schedule III or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Patents, Trademarks or IP Agreements; provided that any Guarantor shall have the right, exercisable within thirty (30) days after it has been notified by the Administrative Agent of the specific identification of such Article 9 Collateral, to advise the Administrative Agent in writing of any inaccuracy of the representations and warranties made by such Guarantor hereunder with respect to such Article 9 Collateral. Each Guarantor agrees that it will use its commercially reasonable efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Article 9 Collateral within thirty (30) days after the date it has been notified by the Administrative Agent of the specific identification of such Article 9 Collateral.

(d) After the occurrence of an Event of Default and during the continuance thereof, the Administrative Agent shall have the right to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third Person, by contacting Account Debtors or the third Person possessing such Article 9 Collateral for the purpose of making such a verification. The Administrative Agent shall have the right to share any information it gains from such inspection or verification with any Secured Party.

(e) At its option, the Administrative Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Guarantor fails to do so as required by the Credit Agreement or this Agreement, and each Guarantor jointly and severally agrees to reimburse the Administrative Agent on demand for any reasonable payment made or any reasonable expense incurred by the Administrative Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.03(e) shall be interpreted as excusing any Guarantor from the performance of, or imposing any obligation on the Administrative Agent or any Secured Party to cure or perform, any covenants or other promises of any Guarantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(f) Each Guarantor (rather than the Administrative Agent or any Secured Party) shall remain liable for the observance and performance of all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral and each Guarantor jointly and severally agrees to indemnify and hold harmless the Administrative Agent and the Secured Parties from and against any and all liability for such performance.

(g) None of the Guarantors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as expressly permitted by the Credit Agreement. None of the Guarantors shall make or permit to be made any transfer of the Article 9 Collateral and each Guarantor shall remain at all times in possession of the Article 9 Collateral owned by it, except as permitted by the Credit Agreement.

(h) None of the Guarantors will, without the Administrative Agent’s prior written consent, grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises, releases or settlements granted or made in the ordinary course of business and consistent with prudent business practices or as otherwise permitted by the Credit Agreement.

(i) Each Guarantor irrevocably makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent) as such Guarantor’s true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance covering the Article 9 Collateral, endorsing the name of such Guarantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Guarantor at any time or times shall fail to obtain or maintain any of the policies of insurance required by the Credit Agreement or to pay any premium in whole or part relating thereto, the Administrative Agent may, without waiving or releasing any obligation or liability of the Guarantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Administrative Agent reasonably deems advisable. All sums disbursed by the Administrative Agent in connection with this Section 4.03(i), including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Guarantors to the Administrative Agent and shall be additional Guaranteed Obligations secured hereby.

SECTION 4.04. Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Administrative Agent to enforce, for the ratable benefit of the Secured Parties, the Administrative Agent’s security interest in the Article 9 Collateral, each Guarantor agrees, in each case at such Guarantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments and Tangible Chattel Paper. If any Guarantor shall at any time hold or acquire any Instruments or Tangible Chattel Paper evidencing an amount in excess of $10,000,000, such Guarantor shall forthwith endorse, assign and deliver the same to the Administrative Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time reasonably request.

(b) Cash Accounts. No Guarantor shall grant control of any deposit account to any Person other than the Administrative Agent and the bank with which the deposit account is maintained.

(c) Investment Property. Except to the extent otherwise provided in Article III, if any Guarantor shall at any time hold or acquire any certificated security with a value in excess of $1,000,000, such Guarantor shall forthwith endorse, assign and deliver the same to the Administrative Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time reasonably specify. If any security now or hereafter acquired by any Guarantor that is part of the Article 9 Collateral is uncertificated and is issued to such

Guarantor or its nominee directly by the issuer thereof, upon the Administrative Agent’s reasonable request and following the occurrence of an Event of Default, such Guarantor shall promptly notify the Administrative Agent of such uncertificated securities and pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, either (i) cause the issuer to agree to comply with instructions from the Administrative Agent as to such security, without further consent of any Guarantor or such nominee, or (ii) cause the issuer to register the Administrative Agent as the registered owner of such security. If any security or other Investment Property that is part of the Article 9 Collateral, whether certificated or uncertificated, representing an Equity Interest (other than shares in mutual funds and money market funds that constitute Permitted Investments) in a third party and having a fair market value in excess of $10,000,000 now or hereafter acquired by any Guarantor is held by such Guarantor or its nominee through a securities intermediary or commodity intermediary, such Guarantor shall promptly notify the Administrative Agent thereof and, at the Administrative Agent’s request and option, pursuant to a Control Agreement either (A) cause such securities intermediary or commodity intermediary, as applicable, to agree, in the case of a securities intermediary, to comply with entitlement orders or other instructions from the Administrative Agent to such securities intermediary as to such securities or other Investment Property or, in the case of a commodity intermediary, to apply any value distributed on account of any commodity contract as directed by the Administrative Agent to such commodity intermediary, in each case without further consent of any Guarantor or such nominee, or (B) in the case of Financial Assets or other Investment Property held through a securities intermediary, arrange for the Administrative Agent to become the entitlement holder with respect to such Investment Property, for the ratable benefit of the Secured Parties, with such Guarantor being permitted, only with the consent of the Administrative Agent, to exercise rights to withdraw or otherwise deal with such Investment Property. The Administrative Agent agrees with each of the Guarantors that the Administrative Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Guarantor, unless an Event of Default has occurred and is continuing or, after giving effect to any such withdrawal or dealing rights, would occur. The provisions of this paragraph (c) shall not apply to any Financial Assets credited to a securities account for which the Administrative Agent is the securities intermediary.

(d) Tort Claims. If any Guarantor shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated to exceed $10,000,000, such Guarantor shall promptly notify the Administrative Agent thereof in a writing signed by such Guarantor, including a summary description of such claim, and grant to the Administrative Agent in writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 4.05. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Each Guarantor agrees that it will not knowingly do any act or omit to do any act (and will exercise commercially reasonable efforts to prevent its licensees from doing any act or omitting to do any act) whereby any Patent that is material to the normal conduct of such Guarantor’s business may become prematurely invalidated or dedicated to the public, and agrees that it shall take commercially reasonable steps with respect to any material products covered by any such Patent as necessary and sufficient to establish and preserve its rights under applicable patent laws.

(b) Each Guarantor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each material Trademark necessary to the normal conduct of such Guarantor’s business, (i) maintain such Trademark in full force free from any adjudication of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark consistent with the quality of such products and services as of the date hereof, (iii) display such Trademark with notice of federal or foreign registration or claim of trademark or service mark as required, in all material respects, under applicable law and (iv) not knowingly use or knowingly permit its licensees’ use of such Trademark in violation of any third-party rights.

(c) Each Guarantor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each work covered by a material Copyright necessary to the normal conduct of such Guarantor’s business that it publishes, displays and distributes, use copyright notice as required under applicable copyright laws.

(d) Each Guarantor shall notify the Administrative Agent promptly if it knows that any Patent, Trademark or Copyright material to the normal conduct of such Guarantor’s business may imminently become abandoned, lost or dedicated to the public other than by expiration, or of any materially adverse determination or development, excluding office actions and similar determinations in the United States Patent and Trademark Office, United States Copyright Office, any court or any similar office of any country, regarding such Guarantor’s ownership of any such material Patent, Trademark or Copyright or its right to register or to maintain the same.

(e) Each Guarantor, either itself or through any agent, employee, licensee or designee, shall (i) inform the Administrative Agent on a semi-annual basis of each application by itself, or through any agent, employee, licensee or designee, for any Patent with the United States Patent and Trademark Office and each registration of any Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any comparable office or agency in any other country filed during the preceding six-month period, and (ii) upon the reasonable request of the Administrative Agent, execute and deliver any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent’s security interest in such Patent, Trademark or Copyright.

(f) Each Guarantor shall exercise its reasonable business judgment consistent with the practice in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any comparable office or agency in any other country with respect to maintaining and prosecuting each material application relating to any Patent, Trademark and/or Copyright (and obtaining the relevant grant or registration) material to the normal conduct of such Guarantor’s business and to maintain (i) each issued Patent and (ii) the registrations of each Trademark and each Copyright in each case that is material to the normal conduct of such Guarantor’s business, including, when applicable and necessary in such Guarantor’s reasonable business judgment, timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if any Guarantor believes necessary in its reasonable business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

(g) In the event that any Guarantor knows or has reason to know that any Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the normal conduct of its business has been or is about to be materially infringed, misappropriated or diluted by a third party, such Guarantor shall promptly notify the Administrative Agent and shall, if such Guarantor deems it necessary in its reasonable business judgment, promptly contact such third party, and if necessary in its reasonable business judgment, sue and recover damages, and take such other actions as are reasonably appropriate under the circumstances.

(h) Upon and during the continuance of an Event of Default, each Guarantor shall use commercially reasonable efforts to obtain all requisite consents or approvals from the licensor under each IP Agreement to effect the assignment of all such Guarantor’s right, title and interest thereunder to (in the Administrative Agent’s sole discretion) the designee of the Administrative Agent or the Administrative Agent.

ARTICLE V

REMEDIES

SECTION 5.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, each Pledgor agrees to deliver each item of Collateral to the Administrative Agent on demand, and it is agreed that the Administrative Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Guarantors to the Administrative Agent or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or a nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Administrative Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers thereunder cannot be obtained) and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the applicable Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Pledgor agrees that the Administrative Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate. The Administrative Agent shall be authorized in connection with any sale of a security (if it deems it advisable to do so) pursuant to the foregoing to restrict the prospective bidders or purchasers to Persons who represent and agree that they are purchasing such security for their own account, for investment, and not with a view to the distribution or sale thereof. Upon consummation of any such sale of Collateral pursuant to this Section 5.01 the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives and releases (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal that such Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Administrative Agent shall give the applicable Pledgors ten (10) Business Days’ written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Administrative Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or the portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In the case of any sale of all or any part of the Collateral made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent shall not incur any liability in the event that any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may be sold again upon notice given in accordance with provisions above. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section 5.01, any Secured Party may bid for or purchase for cash, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Pledgor (all such rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property in accordance with Section 5.02 hereof without further accountability to any Pledgor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, the Administrative Agent shall be free to carry out such sale pursuant to such agreement and no Pledgor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Guaranteed Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 5.02. Application of Proceeds. The Administrative Agent shall promptly apply the proceeds, moneys or balances of any collection or sale of Collateral, as well as any Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by the Administrative Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Guaranteed Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent hereunder or under any other Loan Document on behalf of any Pledgor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, to the payment in full of the Guaranteed Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the respective amounts of the Guaranteed Obligations owed to them on the date of any such distribution); and

THIRD, to the Pledgors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 5.03. Grant of License To Use Intellectual Property. For the purpose of enabling the Administrative Agent to exercise rights and remedies under this Agreement at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Guarantor hereby grants to (in the Administrative Agent’s sole discretion) a designee of the Administrative Agent or the Administrative Agent, for the ratable benefit of the Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to any Guarantor) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property (excluding Trademarks) now owned or hereafter acquired by such Guarantor, wherever the same may be located, and including, without limitation, in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, the right to prosecute and maintain all intellectual property and the right to sue for past infringement of the intellectual property. The use of such license by the Administrative Agent may be exercised, at the option of the Administrative Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Administrative Agent in accordance herewith shall be binding upon the Guarantors notwithstanding any subsequent cure of an Event of Default.

SECTION 5.04. Securities Act, etc. In view of the position of the Pledgors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar federal statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Administrative Agent if the Administrative Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Administrative Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Administrative Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws or, to the extent applicable, Blue Sky or other state securities laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Administrative Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Administrative Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Administrative Agent sells.

SECTION 5.05. Registration, etc. Each Pledgor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Administrative Agent desires to sell any of the Pledged Collateral at a public sale, it will, at any time and from time to time, upon the written request of the Administrative Agent, use its commercially reasonable efforts to take or to cause the issuer of such Pledged Collateral to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Administrative Agent to permit the public sale of such Pledged Collateral. Each Pledgor further agrees to indemnify, defend and hold harmless the Administrative Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling Persons from and against all loss, liability, expenses, costs of counsel (including reasonable fees and expenses to the Administrative Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Pledgor or the issuer of such Pledged Collateral by the Administrative Agent or any other Secured Party expressly for use therein. Each Pledgor further agrees, upon such written request referred to above, to use its commercially reasonable efforts to qualify, file or register, or cause the issuer of such Pledged Collateral to qualify, file or register, any of the Pledged Collateral under the Blue Sky or other securities laws of such states as may be reasonably requested by the Administrative Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Pledgor will bear all costs and expenses of carrying out its obligations under this Section 5.05. Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 5.05 only and that such failure would not be adequately compensable in damages and, therefore, agrees that its agreements contained in this Section 5.05 may be specifically enforced.

ARTICLE VI

INDEMNITY, SUBROGATION AND SUBORDINATION

SECTION 6.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6.03), the Company agrees that (a) in the event a payment shall be made by any Guarantor under this Agreement in respect of any Obligation of a Borrower, the Company shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part an Obligation of a Borrower, the Company shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 6.02. Contribution and Subrogation. (a) Each Guarantor (other than the Company) (a “Contributing Guarantor”) agrees (subject to Section 6.03) that, in the event a payment shall be made by any other Guarantor (other than the Company) hereunder in respect of any Guaranteed Obligation or assets of any other Guarantor (other than the Company) shall be sold pursuant to any Security Document to satisfy any Guaranteed Obligation owed to any Secured Party and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the Company as provided in Section 6.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as applicable, in each case multiplied by a fraction of which the numerator shall be the net worth of such Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 7.15, the date of the supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 6.02 shall be subrogated to the rights of such Claiming Guarantor under Section 6.01 to the extent of such payment.

(b) As of any date of determination, any amount owing to a Claiming Guarantor pursuant to clause (a) above shall be equal to the maximum amount of the claim which could then be recovered from such Claiming Guarantor under this Agreement without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the United States Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

(c) This Section 6.02 is intended only to define the relative rights of the Guarantors, and nothing set forth in this Section 6.02 is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Agreement.

(d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Guarantor or Guarantors to which such contribution and indemnification is owing.

SECTION 6.03. Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 6.01 and 6.02 and all other rights of indemnity, contribution or subrogation of the Pledgor under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Guaranteed Obligations. No failure on the part of the Company or any Guarantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

(b) Each Guarantor hereby agrees that all Indebtedness and other monetary obligations owed by it to any other Guarantor or any Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Guaranteed Obligations.

ARTICLE VII

MISCELLANEOUS

SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Loan Party shall be given to it in care of the Company, with such notice to be given as provided in Section 9.01 of the Credit Agreement.

SECTION 7.02. Security Interest Absolute. All rights of the Administrative Agent hereunder, the Security Interest, the security interest in the Pledged Collateral and all obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Guaranteed Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Guaranteed Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Guaranteed Obligations or this Agreement.

SECTION 7.03. Binding Effect; Several Agreement. This Agreement shall become effective as to any party to this Agreement when a counterpart hereof executed on behalf of such party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such party and the

Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such party, the Administrative Agent and the other Secured Parties and their respective permitted successors and assigns, except that no party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each party and may be amended, modified, supplemented, waived or released with respect to any party without the approval of any other party and without affecting the obligations of any other party hereunder.

SECTION 7.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns.

SECTION 7.05. Administrative Agent’s Fees and Expenses; Indemnification. (a) The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.05 of the Credit Agreement.

(b) The Parties hereto agree that the Administrative Agent shall be entitled to indemnification as provided in Section 9.05 of the Credit Agreement.

(c) Any such amounts payable as provided hereunder shall be additional Guaranteed Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.05 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any other Secured Party. All amounts due under this Section 7.05 shall be payable on written demand therefor.

SECTION 7.06. Administrative Agent Appointed Attorney-in-Fact. Each Pledgor hereby appoints the Administrative Agent as the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Administrative Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Administrative Agent’s name or in the name of such Pledgor, (a) to receive, endorse, assign or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral; (d) to sign the name of any Pledgor on any invoice or bill of lading relating to any of the Collateral; (e) to send verifications of Accounts to any Account Debtor; (f) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (g) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (h) to notify, or to require any Guarantor to notify, Account Debtors to make payment directly to the Administrative Agent; and (i) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Administrative Agent were the absolute owner of the

Collateral for all purposes; provided, that nothing herein contained shall be construed as requiring or obligating the Administrative Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Administrative Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

SECTION 7.07. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.08. Waivers; Amendment. (a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right, power or remedy hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights, powers or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.08, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default or Event of Default at the time. No notice or demand on any Domestic Loan Party in any case shall entitle any Domestic Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Domestic Loan Party or Domestic Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

SECTION 7.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.09.

SECTION 7.10. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 7.03. Delivery of an executed counterpart to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed original.

SECTION 7.12. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 7.13. Jurisdiction; Consent to Service of Process. (a) Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto further irrevocably consents to the service of process in any action or proceeding in such courts by the mailing thereof by any parties thereto by registered or certified mail, postage prepaid, to the Company at the address specified for the Loan Parties in Section 9.01(a) of the Credit Agreement. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Pledgor, or its properties, in the courts of any jurisdiction.

(b) Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

SECTION 7.14. Termination or Release. (a) This Agreement, the guarantees made herein, the Security Interest and all other security interests granted hereby shall terminate when all the Obligations have been indefeasibly paid in full in cash and the Lenders have no further commitment to lend under the Credit Agreement, the Revolving L/C Exposure has been reduced to zero and the Issuing Bank has no further obligations to issue Letters of Credit under the Credit Agreement.

(b) A Subsidiary Loan Party shall automatically be released from its obligations hereunder and the security interests in the Collateral of such Subsidiary Loan Party shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Loan Party ceases to be a Subsidiary of the Company pursuant to the terms of the Credit Agreement.

(c) Upon any sale or other transfer by any Pledgor of any Collateral that is permitted under the Credit Agreement to any Person that is not a Pledgor, or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.08 of the Credit Agreement, the security interest in such Collateral shall be automatically released.

(d) If any security interest granted hereby in any Collateral violates Section 9.22 of the Credit Agreement, the security interest in such Collateral shall be automatically released.

(e) In connection with any termination or release pursuant to paragraph (a), (b), (c) or (d) of this Section 7.14, the Administrative Agent shall execute and deliver to any Pledgor, at such Pledgor’s expense all documents that such Pledgor shall reasonably request to evidence such termination or release and shall assist such Pledgor in making any filing in connection therewith. Any execution and delivery of documents pursuant to this Section 7.14 shall be without recourse to or warranty by the Administrative Agent.

SECTION 7.15. Additional Subsidiaries. Upon execution and delivery by the Administrative Agent and any Subsidiary Loan Party that is required to become a party hereto by Section 5.10 of the Credit Agreement of an instrument substantially in the form of Exhibit I hereto with such changes and modifications thereto as may be required by the laws of any applicable foreign jurisdiction, such Subsidiary Loan Party shall become a Subsidiary Loan Party hereunder with the same force and effect as if originally named as a Subsidiary Loan Party herein. The execution and delivery of any such instrument shall not require the consent of any other party to this Agreement. The rights and obligations of each party to this Agreement shall remain in full force and effect notwithstanding the addition of any new party to this Agreement.

SECTION 7.16. Right of Set-off. If an Event of Default shall have occurred and be continuing, each Lender and the Issuing Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final and in whatever currency denominated) at any time held and other indebtedness at any time owing by such Lender or the Issuing Bank to or for the credit or the account of any Pledgor to this Agreement against any of and all the obligations of such Pledgor now or hereafter existing under this Agreement owed to such Lender or the Issuing Bank, irrespective of whether or not such Lender or the Issuing Bank shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section 7.16 are in addition to other rights and remedies (including other rights of set-off) that such Lender or the Issuing Bank may have.

SECTION 7.17. Judgment. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in Dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase Dollars with such other currency at JPMorgan’s principal office in London at 11:00 a.m. (London time) on the Business Day preceding that on which final judgment is given.

SECTION 7.18. Credit Agreement. If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall govern.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

CHART INDUSTRIES, INC., as the Company and a Guarantor

By:	/s/ Michael F. Biehl
	Name:	Michael F. Biehl
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Chart Industries, Inc. Amended and Restated Guarantee and Collateral Agreement

CHART INC.

CAIRE INC.

CHART ENERGY & CHEMICALS, INC.

CHART INTERNATIONAL HOLDINGS, INC.

CHART ASIA, INC.

CHART INTERNATIONAL, INC.,

CHART COOLER SERVICE COMPANY, INC.

CHART SEQUAL TECHNOLOGIES INC.

each as a Guarantor and Subsidiary Loan Party (in each capacity)

By:	/s/ Michael F. Biehl
	Name:	Michael F. Biehl
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Chart Industries, Inc. Amended and Restated Guarantee and Collateral Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Henry W. Centa
	Name:	Henry W. Centa
	Title:	Senior Vice President

Chart Industries, Inc. Amended and Restated Guarantee and Collateral Agreement

Exhibit I

to the Amended and Restated Guarantee and

Collateral Agreement

SUPPLEMENT NO. – dated as of                      (this “Supplement”), to the Amended and Restated Guarantee and Collateral Agreement dated as of April 25, 2012 (the “Guarantee and Collateral Agreement”), among CHART INDUSTRIES, INC., a Delaware corporation (the “Company”), each Subsidiary Loan Party identified therein (each, a “Subsidiary Loan Party” and collectively with the Company, the “Guarantors”) and JPMORGAN CHASE BANK, N.A., a national banking association, in its capacity as administrative agent (the “Administrative Agent”) for itself and for the Secured Parties.

A. Reference is made to the Amended and Restated Credit Agreement dated as of April 25, 2012 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among the Company, Chart Industries Luxembourg S.à r.l., a private limited liability company (société à responsabilité limitée), incorporated under the laws of Luxembourg (the “Foreign Borrower” and together with the Company, the “Borrowers”), the lenders party thereto from time to time (the “Lenders”) and the Administrative Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guarantee and Collateral Agreement.

C. The Guarantors have entered into the Guarantee and Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 7.15 of the Guarantee and Collateral Agreement provides that additional Subsidiaries may become Subsidiary Loan Parties under the Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Loan Party under the Guarantee and Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Administrative Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 7.15 of the Guarantee and Collateral Agreement, the New Subsidiary by its signature below becomes a Subsidiary Loan Party and a Guarantor under the Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Loan Party and a Guarantor, and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement applicable to it as a Subsidiary Loan Party and Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder (as supplemented by the attached supplemental Schedules to the Guarantee and Collateral Agreement) are true and correct, in all material respects, on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Guaranteed Obligations, does hereby create and grant to the Administrative Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and Lien on all the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Guarantee and Collateral Agreement) of the New Subsidiary. Each reference to a “Subsidiary Loan Party” or a “Guarantor” in the Guarantee and Collateral Agreement shall be deemed to include the New Subsidiary. The Guarantee and Collateral Agreement is hereby incorporated herein by reference.

Exh I-1

SECTION 2. The New Subsidiary represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 3. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. This Supplement shall become effective when (a) the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and (b) the Administrative Agent has executed a counterpart hereof.

SECTION 4. The New Subsidiary has attached hereto a completed Perfection Certificate, with all schedules thereto, and supplemental Schedules to the Guarantee and Collateral Agreement, and the New Subsidiary hereby represents and warrants that the attached Schedules are complete and correct with respect to the New Subsidiary.

SECTION 5. Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Guarantee and Collateral Agreement.

SECTION 9. The New Subsidiary agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Administrative Agent.

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Guarantee and Collateral Agreement as of the day and year first above written.

[Name of New Subsidiary]

By:
Name:
Title:

Exh I-2

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

Exh I-3

Exhibit II

to the Amended and Restated Guarantee

and Collateral Agreement

PERFECTION CERTIFICATE

Reference is hereby made to (i) the Amended and Restated Guarantee and Collateral Agreement dated as of April 25, 2012 (the “Guarantee and Collateral Agreement”), among CHART INDUSTRIES, INC., a Delaware corporation (the “Company”), each Subsidiary Loan Party identified therein (each, a “Subsidiary Loan Party” and collectively with the Company, the “Guarantors”) and JPMORGAN CHASE BANK, N.A., a national banking association, in its capacity as administrative agent (the “Administrative Agent”) for itself and for the Secured Parties and (ii) the Amended and Restated Credit Agreement dated as of April 25, 2012 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among the Company, Chart Industries Luxembourg S.à r.l., a private limited liability company (société à responsabilité limitée), incorporated under the laws of Luxembourg (the “Foreign Borrower” and together with the Company, the “Borrowers”), the lenders party thereto from time to time (the “Lenders”) and the Administrative Agent.

In connection with the Transactions, the Company hereby certifies on behalf of itself and the other grantors listed on Schedule I hereto (the “Grantors”) as follows:

I.	Current Information.

A. Legal Names, Organizations, Jurisdictions of Organization and Organizational Identification Numbers. The full and exact legal name (as it appears in each respective certificate or articles of incorporation, limited liability membership agreement or similar organizational documents, in each case as amended to date), the type of organization (or if the Company or a particular Grantor is an individual, please indicate so), the jurisdiction of organization (or Formation, as applicable), the organizational identification number and the federal tax-payer identification number of the Company and each other Grantor are as set forth on Schedule 1(a) hereto.

B. Changes in Names, Jurisdiction of Organization or Corporate Structure. Except as set forth in Schedule 1(b) hereto, neither the Company nor any other Grantor has changed its name within the past five (5) years. Except as set forth in Schedule 1(c) hereto, neither the Company nor any other Grantor has changed its (i) jurisdiction of organization since July 1, 2006 or (ii) its corporate structure in any way (e.g. by merger, consolidation, change in corporate form, change in jurisdiction of organization or otherwise) within the past five (5) years.

C. Chief Executive Offices and Mailing Addresses. The chief executive office address (or the principal residence if the Company or a particular Grantor is a natural person) and the preferred mailing address (if different than the chief executive office or residence) of the Company and each other Grantor is as set forth on Schedule 2(a).

D. Prior Addresses. Except as set forth on Schedule 2(b), neither the Company nor any other Grantor has changed it chief executive office, or principal residence if the Company or a particular Grantor is a natural person, within the past five (5) years.

E. Acquisitions of Equity Interests or Assets. Except as set forth on Schedule 3, neither the Company nor any Grantor has acquired the equity interests of another entity or substantially all the assets of another entity within the past five (5) years.

Exh II-1

II.	Additional Information.

A. Place of Business of Natural Persons.

In each case where the Company or any other Grantor is a natural person, set forth below is each place of business of such Debtor or any other Grantor for the last five (5) years:

Debtor/Grantor	Address/City/State/Zip Code	County
[Not Applicable]

III.	Miscellaneous.

The Company and each other Grantor hereby certifies that each of the Schedules attached hereto are true, accurate and complete.

The undersigned knows of no change or anticipated change in any of the circumstances or with respect to any of the matters contemplated in this Perfection Certificate and the Schedules attached hereto.

[Signature pages to follow]

Exh II-2

[ ] , as [ ]

By:
Name:
Title:

Exh II-3

Exhibit III

to the Amended and Restated Guarantee

and Collateral Agreement

INTERCOMPANY NOTE

New York, New York

            , 20

FOR VALUE RECEIVED, each of the undersigned, to the extent a borrower from time to time from any other entity listed on the signature page hereto (each, in such capacity, a “Payor”), hereby promises to pay on demand to the order of such other entity listed below (each, in such capacity, a “Payee”), in lawful money of the United States of America in immediately available funds, at such location in the United States of America as a Payee shall from time to time designate, the unpaid principal amount of all loans and advances made by such Payee to such Payor. Each Payor promises also to pay interest on the unpaid principal amount of all such loans and advances in like money at said location from the date of such loans and advances until paid at such rate per annum as shall be agreed upon from time to time by such Payor and such Payee.

This note (“Note”) is the intercompany note referred to in the Amended and Restated Guarantee and Collateral Agreement (the “Collateral Agreement”; capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Collateral Agreement; unless otherwise specified), dated as of April 25, 2012, among CHART INDUSTRIES, INC., a Delaware corporation (the “Company”), each Subsidiary Loan Party identified therein (each, a “Subsidiary Loan Party” and collectively with the Company, the “Guarantors”) and JPMORGAN CHASE BANK, N.A., a national banking association, in its capacity as administrative agent (the “Administrative Agent”) for itself and for the Secured Parties. Each Payee hereby acknowledges and agrees that the Administrative Agent may exercise all rights provided in the Credit Agreement and the Collateral Agreement with respect to this Note.

Anything in this Note to the contrary notwithstanding, the indebtedness evidenced by this Note owed by any Payor that is a Guarantor to any Payee other than a Loan Party shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Obligations (such term used herein throughout is as defined in the Credit Agreement) of such Payor under the Credit Agreement, including, without limitation, where applicable, under such Payor’s guarantee of the Obligations under the Collateral Agreement (such Obligations and other indebtedness and obligations in connection with any renewal, refunding, restructuring or refinancing thereof, including interest thereon accruing after the commencement of any proceedings referred to in clause (i) below, whether or not such interest is an allowed claim in such proceeding, being hereinafter collectively referred to as “Senior Indebtedness”):

(i) In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to any Payor or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of such Payor, whether or not involving insolvency or bankruptcy, then (x) the holders of Senior Indebtedness shall be paid in full in cash in respect of all amounts constituting Senior Indebtedness before any Payee is entitled to receive (whether directly or indirectly), or make any demands for, any payment on account of this Note and (y) until the holders of Senior Indebtedness are paid in full in cash in respect of all amounts constituting Senior Indebtedness, any payment or distribution to which such Payee would

Exh III-1

otherwise be entitled (other than debt securities of such Payor that are subordinated, to at least the same extent as this Note, to the payment of all Senior Indebtedness then outstanding (such securities being hereinafter referred to as “Restructured Debt Securities”)) shall be made to the holders of Senior Indebtedness.

(ii) If any payment or distribution of any character, whether in cash, securities or other property (other than Restructured Debt Securities), in respect of this Note shall (despite these subordination provisions) be received by any Payee in violation of clause (i) before all Senior Indebtedness shall have been paid in full in cash, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness (or their representatives), ratably according to the respective aggregate amounts remaining unpaid thereon, to the extent necessary to pay all Senior Indebtedness in full in cash.

To the fullest extent permitted by law, no present or future holder of Senior Indebtedness shall be prejudiced in its right to enforce the subordination of this Note by any act or failure to act on the part of any Payor or by any act or failure to act on the part of such holder or any trustee or agent for such holder. Each Payee and each Payor hereby agree that the subordination of this Note is for the benefit of the Administrative Agent and the other Secured Parties, the Administrative Agent and the other Secured Parties are obligees under this Note to the same extent as if their names were written herein as such and the Administrative Agent may, on behalf of itself and the other Secured Parties, proceed to enforce the subordination provisions herein.

The indebtedness evidenced by this Note owed by any Payor that is not a Guarantor shall not be subordinated to, and shall rank pari passu in right of payment with, any other obligation of such Payor.

Nothing contained in the subordination provisions set forth above is intended to or will impair, as between each Payor and each Payee, the obligations of such Payor, which are absolute and unconditional, to pay to such Payee the principal of and interest on this Note as and when due and payable in accordance with its terms, or is intended to or will affect the relative rights of such Payee and other creditors of such Payor other than the holders of Senior Indebtedness.

Each Payee is hereby authorized to record all loans and advances made by it to any Payor (all of which shall be evidenced by this Note), and all repayments or prepayments thereof, in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.

Each Payor hereby waives presentment, demand, protest or notice of any kind in connection with this Note. All payments under this Note shall be made without offset, counterclaim or deduction of any kind.

Exh III-2

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

,

By:
Name:
Title:

Exh III-3

, as Borrower

By:
Name:
Title:

Exh III-4

, as a Subsidiary Loan Party

By:
Name:
Title:

Exh III-5

, as a Subsidiary Loan Party

By:
Name:
Title:

Exh III-6

, as a Subsidiary Loan Party

By:
Name:
Title:

Exh III-7

Schedule I

Subsidiary Loan Parties

Chart Inc.

Caire Inc.

Chart Energy & Chemicals, Inc.

Chart International Holdings, Inc.

Chart Asia, Inc.

Chart International, Inc.

Chart Cooler Service Company, Inc.

Chart SeQual Technologies Inc.

Schedule II

Pledged Stock; Pledged Debt Securities

Pledged Stock

Issuer	Jurisdiction	Pledgor	Certificate Number	Class of Equity Interest	Number of Shares	Percentage Pledged by Pledgor
Chart International, Inc.	Delaware	Chart Industries, Inc.	1	Common Stock	100	100%
Chart Inc.	Delaware	Chart Industries, Inc.	1	Common Stock	100	100%
Chart International Holdings, Inc.	Delaware	Chart Inc.	1	Common Stock	100	100%
Chart Asia, Inc.	Delaware	Chart Inc.	1	Common Stock	100	100%
Caire Inc.	Delaware	Chart Inc.	1	Common Stock	100	100%
Chart Cooler Service Company, Inc. (f/k/a CoolTel, Inc.)	Delaware	Chart Inc.	1	Common Stock	100	100%
Chart Energy & Chemicals, Inc.	Delaware	Chart Inc.	2	Common Stock	100	100%
Chart Asia Investment Company Limited	Hong Kong	Chart Asia, Inc	1	Ordinary Shares	65	65%
Chart Industries Luxembourg S.à r.l.	Luxembourg	Chart International Holdings, Inc.	n/a	Ordinary Shares*	9,340	65%
Chart Industries Luxembourg S.à r.l.	Luxembourg	Chart International Holdings, Inc.	n/a	Class A Preferred Equity*	267	65%
Chart SeQual Technologies Inc.	Delaware	Caire Inc.	1	common stock	3,000	100%

*	There are two classes of Pledged Stock of Chart Industries Luxembourg S.à r.l., with the Class A Preferred Equity Certificates being “stapled” to the ordinary shares, such that any transfer of a portion of ordinary shares of any Person necessarily involves a concomitant transfer of a like percentage of such Person’s Class A Preferred Equity Certificates. The “stapling” is nominative only—ownership of both classes of Equity Interest is not represented by physical certificates. Chart Industries Luxembourg S.à r.l. has 14,370 ordinary shares outstanding and 412 Class A Preferred Equity Certificates outstanding.

Issuer of LLC Interest	Pledgor Percentage Owned	Percentage Pledged by Pledgor
GTC of Clarksville, LLC	100%	100%

Pledged Debt Securities

Obligor	Pledged Debt Securities	Amount
Chart Asia Investment Company Limited	Promissory note in favor of Chart Asia, Inc. issued by Chart Asia Investment Company Limited, dated June 18, 2009.	$8,000,000
Chart Asia Investment Company Limited	Promissory note in favor of Chart Asia, Inc. issued by Chart Asia Investment Company Limited, dated September 16, 2009.	$2,000,000
Chart Asia Investment Company Limited	Term loan note in favor of Chart Asia, Inc. issued by Chart Asia Investment Company Limited, dated February 25, 2010.	$4,000,000

Schedule III

Intellectual Property

Copyrights

None.

Patents

Please see attached Patents Schedule.

Country	Owner	Title	Status	Appl’n. Number	Filing Date	Patent Number	Issue Date	Our Ref
US	Chart Energy & Chemicals, Inc.	Hydrogen Reactor	Expired	61/451951	3/11/11			9670-0001-PR1

US	Chart Energy & Chemicals, Inc.	Concept for Membrane Reactor for H2 Separation - Tublular Reactor	Unfiled					9670-0002-PR1

CA	Chart Energy & Chemicals, Inc.	Supercritical Process, Reactor and System for Hydrogen Production	Pending	2648589	4/9/07			9670-0003-CA1

CN	Chart Energy & Chemicals, Inc.	Supercritical Process, Reactor and System for Hydrogen Production	Published	2007800211655	4/9/07			9670-0003-CN1

EP	Chart Energy & Chemicals, Inc.	Supercritical Process, Reactor and System for Hydrogen Production	Published	7755225.5	4/9/07			9670-0003-EP1

US	Chart Energy & Chemicals, Inc.	Supercritical Process, Reactor and System for Hydrogen Production	Granted	11/784696	4/9/07	7789920	9/7/10	9670-0003-US1

CN	Chart Energy & Chemicals, Inc.	Plate Fin Fluid Processing Device	Published	20880106216.9	7/9/08			9670-0004-CN1

Country	Owner	Title	Status	Appl’n. Number	Filing Date	Patent Number	Issue Date	Our Ref
EP	Chart Energy & Chemicals, Inc.	Plate Fin Fluid Processing Device	Published	08796121.5	7/9/08			9670-0004-EP1

HK	Chart Energy & Chemicals, Inc.	Plate Fin Fluid Processing Device	Pending	11104988.3	5/20/11			9670-0004-HK1

JP	Chart Energy & Chemicals, Inc.	Plate Fin Fluid Processing Device	Pending	2010516223	1/8/10			9670-0004-JP1

US	Chart Energy & Chemicals, Inc.	Plate Fin Fluid Processing Device	Granted	12/170189	7/9/08	7998345	8/16/11	9670-0004-US1

US	Chart Energy & Chemicals, Inc.	Plate Fin Fluid Processing Device	Pending	13/179792	7/11/11			9670-0004-US2

US	Chart Energy & Chemicals, Inc.	Compact Heat Exchange Reactor	Expired	61/372714	8/11/10			9670-0005-PR1

US	Chart Energy & Chemicals, Inc.	System and Method for Energy Storage	Expired	61/373743	8/13/10			9670-0007-PR1

US	Chart Energy & Chemicals, Inc.	Device and Method for Energy Storage	Pending	61/530681	9/2/11			9670-0008-PR1

US	Chart Energy & Chemicals, Inc.	Catalysts, System and Method for Hydrogen Production	Granted	12/384796	4/8/09	8,075,645	12/13/11	9670-0010-US1

US	Chart Energy & Chemicals, Inc.	Catalysts, System and Method for Hydrogen Production	Pending	13/310,787	12/4/11			9670-0010-US2

Country	Owner	Title	Status	Appl’n. Number	Filing Date	Patent Number	Issue Date	Our Ref
US	Chart Energy & Chemicals, Inc.	Core-ln-Kettle Reactors and Methods of Making and Using Same	Pending	61/561,643	11/18/11			9670-0011-PR1

Owner: Chart SeQual Technologies Inc. (40543)

Docket Number/SubCase	Case Type	Status ClientReference #	Serial Number Patent Number	Filing Date Issue Date	Next Action(s)	Due Date(s)
40543-502/002	CIP	Granted	07/835918	28-Feb-1992
Country:	United States of America		5,268,021	07-Dec-1993
Title:	Fluid Fractionator

40543-502/C02	CON	Granted	08/142614	25-Oct-1993
Country:	United States of America		5,366,541	22-Nov-1994
Title:	Fluid Fractionator

40543-502/RI1	REI	Granted	08/131761	01-Oct-1993
Country:	United States of America		RE35,099	28-Nov-1995
Title:	Fluid Fractionator

40543-503/F01	PRI	Granted	07/609186	02-Nov-1990
Country:	United States of America		5,114,441	19-May-1992
Title:	Oxygen Concentrator System And Valve Structure

40543-504/D01	DIV	Granted	2296881	28-Feb-1992
Country:	Canada		2296881	18-Feb-2005
Title:	FLUID FRACTIONATOR

40543-504/N01	PCT	Granted	2130824	28-Feb-1992
Country:	Canada		2130824	18-Jul-2000
Title:	FLUID FRACTIONATOR

Owner: Chart SeQual Technologies Inc. (40543)

Docket Number/SubCase		Case Type	Status ClientReference #	Serial Number Patent Number	Filing Date Issue Date	Next Action(s)	Due Date(s)
40543-504/N01		PCT	Granted	92907872.3	28-Feb-1992
Country:	European Patent Convention			0627953	16-Dec-1998
Title:	FLUID FRACTIONATOR

40543-504/N01		EPP	Granted	92907872.3	28-Feb-1992
Country:	France			0627953	16-Dec-1998
Title:	FLUID FRACTIONATOR

40543-504/N01		EPP	Granted	92907872.3	28-Feb-1992
Country:	Germany			0627953	16-Dec-1998
Title:	FLUID FRACTIONATOR

40543-504/N01		PCT	Pending	507386/1992	28-Feb-1992	Application Status Check	20-May-2012
Country:	Japan
Title:	Improved Fluid Fractionator

40543-504/N01		EPP	Granted	92907872.3	28-Feb-1992
Country:	United Kingdom			0627953	16-Dec-1998
Title:	FLUID FRACTIONATOR

40543-505/D01		DIV	Granted	08/734203	21-Oct-1996
Country:	United States of America			5,730,778	24-Mar-1998
Title:	Improved Fluid Fractionator

Owner: Chart SeQual Technologies Inc. (40543)

Docket Number/SubCase		Case Type	Status Client Reference #	Serial Number Patent Number	Filing Date Issue Date	Next Action(s)	Due Date(s)
40543-505/F01		PRI	Granted	08/314213	28-Sep-1994
Country:	United States of America			5,593,478	14-Jan-1997
Title:	Fluid Fractionator

40543-506/N01		PCT	Granted	2275685	20-Dec-1996
Country:	Canada			2275685	25-May-2004
Title:	Improved Fluid Fractionator

40543-506/N01		PCT	Re-allowed	96945242.4	20-Dec-1996	Report re-validation to client	23-Apr-2012
Country:	European Patent Convention			0954367	06-Apr-2005
Title:	Improved Fluid Fractionator

40543-506/N01		EPP	Re-allowed	96945242.4	20-Dec-1996
Country:	France			0954367	06-Apr-2005
Title:	IMPROVED FLUID FRACTIONATOR and corresponding process

40543-506/N01		EPP	Re-allowed	96945242.4	20-Dec-1996
Country:	Germany			0954367	06-Apr-2005
Title:	IMPROVED FLUID FRACTIONATOR and corresponding process

40543-506/N01		EPP	Re-allowed	96945242.4	20-Dec-1996
Country:	Italy			0954367	06-Apr-2005
Title:	IMPROVED FLUID FRACTIONATOR and corresponding process

Owner: Chart SeQual Technologies Inc. (40543)

Docket Number/SubCase		Case Type	Status Client Reference #	Serial Number Patent Number	Filing Date Issue Date	Next Action(s)	Due Date(s)
40543-506/N01		PCT	Pending	532359/1998	20-Dec-l 996	Application Status Check	30-Apr-2012
Country:	Japan
Title:	Improved Fluid Fractionator

40543-506/N01		EPP	Re-allowed	96945242.4	20-Dec-1996
Country:	United Kingdom			0954367	06-Apr-2005
Title:	IMPROVED FLUID FRACTIONATOR and corresponding process

40543-507/001		PRI	Granted	09/371464	10-Aug-1999
Country:	United States of America			6,311,719	06-Nov-2001
Title:	Rotary Valve Assembly For Pressure Swing Adsorption System

40543-507/C01		CON	Granted	10/143373	10-May-2002
Country:	United States of America			6,712,087	30-Mar-2004
Title:	Rotary Valve Assembly For Pressure Swing Adsorption System

40543-507/D01		DIV	Granted	09/925146	08-Aug-2001
Country:	United States of America			6,457,485	01-Oct-2002
Title:	Rotary Valve Assembly For Pressure Swing Adsorption System

40543-508/N01		PCT	Granted	65216/00	04-Aug-2000
Country:	Australia			775454	18-Nov-2004
Title:	Portable Oxygen Concentration System And Method Of Using The Same

Owner: Chart SeQual Technologies Inc. (40543)

Docket Number/SubCase		Case Type	Status Client Reference #	Serial Number Patent Number	Filing Date Issue Date	Next Action(s)	Due Date(s)
40543-508/N02		PCT	Granted	2003228781	28-Apr-2003
Country:	Australia			2003228781	05-Mar-2009
Title:	Portable Oxygen Concentration System

40543-508/N01		PCT	Granted	2417339	04-Aug-2000
Country:	Canada			2417339	01-May-2007
Title:	Portable Oxygen Concentration System And Method Of Using The Same

40543-508/N02		PCT	Granted	2484982	28-Apr-2003
Country:	Canada			2484982	21-Jun-2011
Title:	Portable Oxygen Concentration System

40543-508/N02		PCT	Granted	03809779.6	28-Apr-2003
Country:	China (People’s Republic)			ZL 03809779.6	08-Dec-2010
Title:	Portable Oxygen Concentration System

40543-508/N01		EPP	Granted	00952541.1	04-Aug-2000
Country:	Denmark			1307278	03-Dec-2008
Title:	Portable Oxygen Concentration System And Method Of Using The Same

40543-508/N02		EPP	Granted	03726552.7	28-Apr-2003
Country:	Denmark			1499394	13-Jan-2010
Title:	Portable Oxygen Concentration System

Owner: Chart SeQual Technologies Inc. (40543)

Docket Number/SubCase		Case Type	Status Client Reference #	Serial Number Patent Number	Filing Date Issue Date	Next Action(s)	Due Date(s)
40543-508/D01		DIV	Granted	08169885.4	04-Aug-2000
Country:	European Patent Convention			2033703	20-Oct-2010
Title:	Portable Oxygen Concentration System And Method Of Using The Same

40543-508/D02		DIV	Granted	08161997.5	28-Apr-2003
Country:	European Patent Convention			1987862	29-Dec-2010
Title:	Portable Oxygen Concentration System And Method Of Using The Same

40543-508/N01		PCT	Granted	00952541.1	04-Aug-2000
Country:	European Patent Convention			1307278	03-Dec-2008
Title:	Portable Oxygen Concentration System And Method Of Using The Same

40543-508/N02		PCT	Granted	03726552.7	28-Apr-2003
Country:	European Patent Convention			1499394	13-Jan-2010
Title:	Portable Oxygen Concentration System

40543-508/D01		EDV	Granted	08169885.4	04-Aug-2000
Country:	France			2033703	20-Oct-2010
Title:	Portable Oxygen Concentration System And Method Of Using The Same

40543-508/D02		EDV	Granted	08161997.5	28-Apr-2003
Country:	France			1987862	29-Dec-2010
Title:	Portable Oxygen Concentration System And Method Of Using The Same

Owner: Chart SeQual Technologies Inc. (40543)

Docket Number/SubCase		Case Type	Status Client Reference #	Serial Number Patent Number	Filing Date Issue Date	Next Action(s)	Due Date(s)
40543-508/N01		EPP	Granted	00952541.1	04-Aug-2000
Country:	France			1307278	03-Dec-2008
Title:	Portable Oxygen Concentration System And Method Of Using The Same

40543-508/N02		EPP	Granted	03726552.7	28-Apr-2003
Country:	France			1499394	13-Jan-2010
Title:	Portable Oxygen Concentration System

40543-508/D01		EDV	Granted	08169885.4	04-Aug-2000
Country:	Germany			2033703	20-0ct-2010
Title:	Portable Oxygen Concentration System And Method Of Using The Same

40543-508/D02		EDV	Granted	08161997.5	28-Apr-2003
Country:	Germany			1987862	29-Dec-2010
Title:	Portable Oxygen Concentration System And Method Of Using The Same

40543-508/N01		EPP	Granted	00952541.1	04-Aug-2000
Country:	Germany			1307278	03-Dec-2008
Title:	Portable Oxygen Concentration System And Method Of Using The Same

40543-508/N02		EPP	Granted	03726552.7	28-Apr-2003
Country:	Germany			1499394	13-Jan-2010
Title:	Portable Oxygen Concentration System

Owner: Chart SeQual Technologies Inc. (40543)

Docket Number/SubCase		Case Type	Status Client Reference #	Serial Number Patent Number	Filing Date Issue Date	Next Action(s)	Due Date(s)
40543-508/N02		REG	Granted	05105897.8	28-Apr-2003
Country:	Hong Kong			1072389	20-May-2010
Title:	Portable Oxygen Concentration System And Method Of Using The Same

40543-508/N02		PCT	Granted	1508/KOLNP/2004	28-Apr-2003	Form 27 to client	01-Jan-2013
Country:	India			237458	23-Dec-2009	Working Statement Due 2M	31-Jan-2013
Title:	Portable Oxygen Concentration System					Working Statement Due 1M	28-Feb-2013
						Working Statement Due	31-Mar-2013

40543-508/N01		EPP	Granted	00952541.1	04-Aug-2000
Country:	Ireland			1307278	03-Dec-2008
Title:	Portable Oxygen Concentration System And Method Of Using The Same

40543-508/N02		EPP	Granted	03726552.7	28-Apr-2003
Country:	Ireland			1499394	13-Jan-2010
Title:	Portable Oxygen Concentration System

40543-508/N01		EPP	Granted	00952541.1	04-Aug-2000
Country:	Italy			1307278	03-Dec-2008
Title:	Portable Oxygen Concentration System And Method Of Using The Same

40543-508/N02		EPP	Granted	03726552.7	28-Apr-2003
Country:	Italy			1499394	13-Jan-2010
Title:	Portable Oxygen Concentration System

Owner: Chart SeQual Technologies Inc. (40543)

Docket Number/SubCase		Case Type	Status Client Reference #	Serial Number Patent Number	Filing Date Issue Date	Next Action(s)	Due Date(s)
40543-508/D01		EDV	Granted	08169885.4	04-Aug-2000
Country:	Netherlands			2033703	20-0ct-2010
Title:	Portable Oxygen Concentration System And Method Of Using The Same

40543-508/D02		EDV	Granted	08161997.5	28-Apr-2003
Country:	Netherlands			1987862	29-Dec-2010
Title:	Portable Oxygen Concentration System And Method Of Using The Same

40543-508/N02		PCT	Granted	200406331-9	28-Apr-2003
Country:	Singapore			107823	31-Jan-2007
Title:	Portable Oxygen Concentration System

40543-508/D01		EDV	Granted	08169885.4	04-Aug-2000
Country:	Spain			2033703	20-Oct-2010
Title:	Portable Oxygen Concentration System And Method Of Using The Same

40543-508/D02		EDV	Granted	08161997.5	28-Apr-2003
Country:	Spain			1987862	29-Dec-2010
Title:	Portable Oxygen Concentration System And Method Of Using The Same

40543-508/N01		EPP	Granted	00952541.1	04-Aug-2000
Country:	Spain			1307278	03-Dec-2008
Title:	Portable Oxygen Concentration System And Method Of Using The Same

Owner: Chart SeQual Technologies Inc. (40543)

Docket Number/SubCase		Case Type	Status Client Reference #	Serial Number Patent Number	Filing Date Issue Date	Next Action(s)	Due Date(s)
40543-508/N02		EPP	Granted	03726552.7	28-Apr-2003
Country:	Spain			1499394	13-Jan-2010
Title:	Portable Oxygen Concentration System

40543-508/D01		EDV	Granted	08169885.4	04-Aug-2000
Country:	United Kingdom			2033703	20-Oct-2010
Title:	Portable Oxygen Concentration System And Method Of Using The Same

40543-508/D02		EDV	Granted	08161997.5	28-Apr-2003
Country:	United Kingdom			1987862	29-Dec-2010
Title:	Portable Oxygen Concentration System And Method Of Using The Same

40543-508/N01		EPP	Granted	00952541.1	04-Aug-2000
Country:	United Kingdom			1307278	03-Dec-2008
Title:	Portable Oxygen Concentration System And Method Of Using The Same

40543-508/N02		EPP	Granted	03726552.7	28-Apr-2003
Country:	United Kingdom			1499394	13-Jan-2010
Title:	Portable Oxygen Concentration System

40543-508/002		CIP	Granted	10/134868	29-Apr-2002
Country:	United States of America			6,691,702	17-Feb-2004
Title:	Portable Oxygen Concentration System And Method Of Using The Same

Owner: Chart SeQual Technologies Inc. (40543)

Docket Number/SubCase		Case Type	Status Client Reference #	Serial Number Patent Number	Filing Date Issue Date	Next Action(s)	Due Date(s)
40543-508/C01		CON	Granted	10/105657	25-Mar-2002
Country:	United States of America			6,629,525	07-Oct-2003
Title:	Portable Oxygen Concentration System And Method Of Using The Same

40543-508/F01		PRI	Granted	09/632099	03-Aug-2000
Country:	United States of America			6,651,658	25-Nov-2003
Title:	Portable Oxygen Concentration System And Method Of Using The Same

40543-508/N02		PCT	Granted	1-2004-01249	28-Apr-2003
Country:	Viet Nam			6058	03-Jan-2007
Title:	Portable Oxygen Concentration System

40543-509/F01		PRI	Granted	09/931966	16-Aug-2001
Country:	United States of America			6,471,744	29-Oct-2002
Title:	Vacuum-Pressure Swing Absorption Fractionator And Method Of Using The Same

40543-510/N01		PCT	Granted	200580011143.1	04-Apr-2005
Country:	China (People’s Republic)			ZL 200580011143.1	15-Apr-2009
Title:	Needle Valve For Flow Control

40543-510/N01		PCT	Granted	05733180.3	04-Apr-2005
Country:	European Patent Convention			1740863	24-Aug-2011
Title:	Needle Valve For Flow Control

Owner: Chart SeQual Technologies Inc. (40543)

Docket Number/SubCase		Case Type	Status Client Reference #	Serial Number Patent Number	Filing Date Issue Date	Next Action(s)	Due Date(s)
40543-510/N01		EPP	Granted	05733180.3	04-Apr-2005
Country:	France			1740863	24-Aug-2011
Title:	Needle Valve For Flow Control

40543-510/N01		EPP	Granted	05733180.3	04-Apr-2005
Country:	Germany			1740863	24-Aug-2011
Title:	Needle Valve For Flow Control

40543-510/N01		REG	Granted	07110020.6	05-Apr-2005
Country:	Hong Kong			HK1104937	28-Aug-2009
Title:	Needle Valve For Flow Control

40543-510/N01		EPP	Granted	05733180.3	04-Apr-2005
Country:	Spain			1740863	24-Aug-2011
Title:	Needle Valve For Flow Control

40543-510/N01		EPP	Granted	05733180.3	04-Apr-2005
Country:	United Kingdom			1740863	24-Aug-2011
Title:	Needle Valve For Flow Control

40543-510/C01		CON	Granted	11/399108	06-Apr-2006
Country:	United States of America			7,517,385	14-Apr-2009
Title:	Gas Separation Device And Method Of Use

Owner: Chart SeQual Technologies Inc. (40543)

Docket Number/SubCase	Case Type	Status Client Reference #	Serial Number Patent Number	Filing Date Issue Date	Next Action(s)	Due Date(s)
40543-510/F01	PRI	Granted	10/835700	30-Apr-2004
Country:	United States of America		7,025,329	11-Apr-2006
Title:	Needle Valve For Flow Control

40543-514/001	ORD	Allowed	12/133608	05-Jun-2008	All Art Disclosed?	16-May-2012
Country:	United States of America				Fee Due in 1 Month	16-May-2012
Title:	Compressor Vibration Isolation Mount And Method Of Use				Issue Fee Due	16-Jun-2012
					NOA - Confirm PTA Calc.	16-Jun-2012

40543-515/001	ORD	Published	12/133628	05-Jun-2008	Cite Art re: PTA Purposes	05-Apr-2012
Country:	United States of America				Resp to 3M O.A. Due in 1M	06-May-2012
Title:	Compressor Cooling System And Method Of Use				Draft to Client	06-May-2012
					IDS Review	06-Jun-2012
					Resp to 3M O.A. Due	06-Jun-2012
					Resp to 3M O.A. Due 1st Ext	06-Jul-2012
					Resp to 3M O.A. Due 2nd Ext	06-Aug-2012
					Resp to 3M O.A. Due in 2Wks	23-Aug-2012
					Deadline to Respond to 3M O.A.	06-Sep-2012

40543-517/001	ORD	Published	12/252485	16-Oct-2008	Cite Art re: PTA Purposes	13-Apr-2012
Country:	United States of America				Resp to 3M O.A. Due in 1M	14-May-2012
Title:	Portable Oxygen Concentration System And Method Including Concentrated Oxygen Flow Delivery				Draft to Client	14-May-2012
					IDS Review	14-Jun-2012
					Resp to 3M O.A. Due	14-Jun-2012
					Resp to 3M O.A. Due 1st Ext	14-Jul-2012
					Resp to 3M O.A. Due 2nd Ext	14-Aug-2012
					Resp to 3M O.A. Due in 2Wks	31-Aug-2012
					Deadline to Respond to 3M O.A.	14-Sep-2012

Owner: Chart SeQual Technologies Inc. (40543)

Docket Number/SubCase	Case Type	Status ClientReference #	Serial Number Patent Number	Filing Date Issue Date	Next Action(s)	Due Date(s)

40543-518/N01	PCT	Published	08858663.1	21-Nov-2008
Country:	European Patent Convention
Title:	System And Method For Controlling Supply Of Oxygen Based On Breathing Rate

40543-518/N01	REG	Published	10110308.4	21-Nov-2008
Country:	Hong Kong				1st Maintenance fee 1M	21-0ct-2016
Title:	System And Method For Controlling Supply Of Oxygen Based On Breathing Rate				1st Maintenance fee	21-Nov-2016

40543-518/N01	PCT	Published	2010-536976	21-Nov-2008	Cite Art re: PTA Purposes	28-Apr-2012
Country:	Japan				Draft to Client	21-May-2012
Title:	System And Method For Controlling Supply Of Oxygen Based On Breathing Rate				Resp to Office Action Due 1M	21-May-2012
					Response to Office Action Due	21-Jun-2012
					Resp to Office Act Due 1M/Ext	21-Aug-2012
					Resp to Office Action Due/Ext	21-Sep-2012

40543-518/001	ORD	Published	97145287	24-Nov-2008
Country:	Taiwan
Title:	System And Method For Controlling Supply Of Oxygen Based On Breathing Rate

40543-518/001	ORD	Published	12/274219	19-Nov-2008	Amend after Final	27-Apr-2012
Country:	United States of America				IDS Review	27-May-2012
Title:	System And Method For Controlling Supply Of Oxygen Based On Breathing Rate				Resp to Final Office Act. Due	27-May-2012
					Resp to Final O.A. 1st Ext	27-Jun-2012
					Final O.A. 2nd Ext/Appeal?	27-Jul-2012
					2 Wks to Final O.A./Appeal?	13-Aug-2012
					Final O.A. Deadline/Appeal?	27-Aug-2012

Owner: Chart SeQual Technologies Inc. (40543)

Docket Number/SubCase	Case Type	Status ClientReference #	Serial Number Patent Number	Filing Date Issue Date	Next Action(s)	Due Date(s)
40543-519/N01	PCT	Published	09800904.6	21-Jul-2009
Country:	European Patent Convention
Title:	Self-Automated Titration System And Method

40543-519/001	ORD	Allowed	12/506645	21-Jul-2009	All Art Disclosed?	23-May-2012
Country:	United States of America				Fee Due in 1 Month	23-May-2012
Title:	Self-Automated Titration System And Method				Issue Fee Due	23-Jun-2012
					NOA - Confirm PTA Calc.	23-Jun-2012

40543-520/001	ORD	Published	12/553801	03-Sep-2009
Country:	United States of America
Title:	System And Method For Controlling Bolus Pulse Duration Based On Inspiratory Time In A Portable Oxygen Concentration System

40543-521/N01	PCT	Published	09825557.3	09-Nov-2009
Country:	European Patent Convention
Title:	Medical Ventilator System And Method Using Oxygen Concentrators

40543-521/N01	PCT	Pending	2011-535730	09-Nov-2009
Country:	Japan
Title:	Medical Ventilator System And Method Using Oxygen Concentrators

40543-521/001	ORD	Published	12/614617	09-Nov-2009
Country:	United States of America
Title:	Medical Ventilator System And Method Using Oxygen Concentrators

Owner: Chart SeQual Technologies Inc. (40543)

Docket Number/SubCase	Case Type	Status ClientReference #	Serial Number Patent Number	Filing Date Issue Date	Next Action(s)	Due Date(s)
40543-522/001	ORD	Published	12/780812	14-May-2010	Due Date - Election	15-Apr-2012
Country:	United States of America				IDS Review	15-Apr-2012
Title:	Apparatus and Methods for Treating Sleep Related Disorders				Restrict or Elect w/ 1st Ext	15-May-2012
					Restrict or Elect w/ 2nd Ext	15-Jun-2012
					Restrict or Elect w/ 3rd Ext	15-Jul-2012
					Restrict or Elect w/ 4th Ext	15-Aug-2012
					Deadline to Restrict or Elect	15-Sep-2012

40543-524/N01	PCT	Pending		10-Sep-2010	ISR to Associate	07-May-2012
Country:	China (People’s Republic)
Title:	Rotary Compressor And Method

40543-524/001	ORD	Published	12/879998	10-Sep-2010
Country:	United States of America
Title:	Rotary Compressor And Method

40543-525/N01	PCT	Pending		28-Sep-2010	Assignment Due 1M	28-Apr-2012
Country:	China (People’s Republic)				Power of Attorney Due 1M	28-Apr-2012
Title:	Data Retrieval And Service System And Method For Oxygen Concentrators				Respond to Associate	03-May-2012
					Power of Attorney Due	28-May-2012
					Assignment Due	28-May-2012

Owner: Chart SeQual Technologies Inc. (40543)

Docket Number/SubCase	Case Type	Status ClientReference #	Serial Number Patent Number	Filing Date Issue Date	Next Action(s)	Due Date(s)
40543-525/001	ORD	Published	12/892793	28-Sep-2010
Country:	United States of America
Title:	Controlling and Communicating with Respiratory Care Devices

40543-526/001	ORD	Published	PCT/US2011/031627	07-Apr-2011	ChII 27M Ltr to Client	07-Jul-2012
Country:	Patent Cooperation Treaty				ChII 28M Reminder	07-Aug-2012
Title:	Portable Oxygen Delivery Device				ChII 29M Reminder	07-Sep-2012
					2 Weeks until 30M Deadline	23-Sep-2012
					CHII Nat’l Phase Deadline 30M	07-Oct-2012
					31 Month Deadline	07-Nov-2012

40543-526/001	ORD	Published	13/082222	07-Apr-2011
Country:	United States of America
Title:	Portable Oxygen Delivery Device

40543-528/001	ORD	Published	13/082345	07-Apr-2011
Country:	United States of America
Title:	Portable Oxygen Delivery Device

40543-529/001	ORD	Published	13/082348	07-Apr-2011
Country:	United States of America
Title:	Portable Oxygen Delivery Device

40543-530/001	ORD	Published	13/082351	07-Apr-2011
Country:	United States of America
Title:	Portable Oxygen Delivery Device

Title	ActionDue	DueDate	CaseSubCase	CaseType	AppNumber	CountryName	FilDate	ApplicationStatus	Owner	PatNumber	IssDate

METHODS RELATING TO CONSTRUCTING RECIPROCATOR ASSEMBLY			CFIC-0001/	PCT	PI0106320-0	Brazil	07-Jan-2002	Granted	Chart Inc.	1226001	09-Jan-2008

METHODS RELATING TO CONSTRUCTING RECIPROCATOR ASSEMBLY			CFIC-0001/	ORD	2381735	Canada	08-May-2001	Granted	Chart Inc.	2381735	04-Sep-2007
	ActionDue	DueDate
	Urgent-Annuity Payment Due-1mo	08-Apr-2013
	Annuity Payment Due	08-May-2013

METHODS RELATING TO CONSTRUCTING RECIPROCATOR ASSEMBLY			CFIC-0001/	ORD	1801320.1	China (People’s Republic)	08-May-2001	Granted	Chart Inc.	ZL01801320.1	30-Nov-2005
	ActionDue	DueDate
	Urgent-Annuity Payment Due-1mo	08-Apr-2013
	Annuity Payment Due	08-May-2013

METHODS RELATING TO CONSTRUCTING RECIPROCATOR ASSEMBLY			CFIC-0001/	ORD	1933169.3	European Patent Convention	08-May-2001	Granted	Chart Inc.	1226001	09-Jan-2008

METHODS RELATING TO CONSTRUCTING RECIPROCATOR ASSEMBLY			CFIC-0001/	EPC	1933169.3	France	08-May-2001	Granted	Chart Inc.	1226001	09-Jan-2008
	ActionDue	DueDate
	Urgent-Annuity Payment Due-1mo	08-Apr-2013
	Annuity Payment Due	08-May-2013

METHODS RELATING TO CONSTRUCTING RECIPROCATOR ASSEMBLY			CFIC-0001/	ORD	1933169.3	Germany	08-May-2001	Granted	Chart Inc.	601 32 296.7-08	09-Jan-2008
	ActionDue	DueDate
	Urgent-Annuity Payment Due-1mo	08-Apr-2013
	Annuity Payment Due	08-May-2013

METHODS RELATING TO CONSTRUCTING RECIPROCATOR ASSEMBLY			CFIC-0001/	PCT	IN/PCT/2002/00104/CH	India	18-Jan-2002	Granted	Chart Inc.	221379	23-Jun-2008
	ActionDue	DueDate

Title	ActionDue	DueDate	CaseSubCase	CaseType	AppNumber	CountryName	FilDate	ApplicationStatus	Owner	PatNumber	IssDate
	File Statement of Working	01-Jan-2013
	BAR: File Statement of Working	31-Mar-2013

METHODS RELATING TO CONSTRUCTING RECIPROCATOR ASSEMBLY			CFIC-0001/	EPC	1933169.3	Italy	08-May-2001	Granted	Chart Inc.	1226001	09-Jan-2008

METHODS RELATING TO CONSTRUCTING RECIPROCATOR ASSEMBLY			CFIC-0001/	ORD	2002-510227	Japan	23-Jan-2002	Granted	Chart Inc.	4021759	05-Oct-2007
	ActionDue	DueDate
	Urgent-Annuity Payment Due-1mo	05-Sep-2012
	Annuity Payment Due	05-Oct-2012

METHODS RELATING TO CONSTRUCTING RECIPROCATOR ASSEMBLY			CFIC-0001/	ORD	10-2002-7000202	Korea, Republic of	08-May-2001	Granted	Chart Inc.	1959071	11-Sep-2008
	ActionDue	DueDate
	Urgent-Annuity Payment Due-1mo	11-Aug-2012
	Annuity Payment Due	11-Sep-2012

METHODS RELATING TO CONSTRUCTING RECIPROCATOR ASSEMBLY			CFIC-0001/	ORD	PCT/US01/14753	Patent Cooperation Treaty	08-May-2001	Done	Chart Inc.

METHODS RELATING TO CONSTRUCTING RECIPROCATOR ASSEMBLY			CFIC-0001/	ORD	90128234	Taiwan	13-Nov-2001	Granted	Chart Inc.	205647	09-Nov-2011

METHODS RELATING TO CONSTRUCTING RECIPROCATOR ASSEMBLY			CFIC-0001/	EPC	1933169.3	United Kingdom	08-May-2001	Granted	Chart Inc.	1226001	09-Jan-2008
	ActionDue	DueDate
	Urgent-Annuity Payment Due-1mo	08-Apr-2013
	Annuity Payment Due	08-May-2013

METHODS RELATING TO CONSTRUCTING RECIPROCATOR ASSEMBLY			CFIC-0001/	PRI	-88508	United States of America	09-Jun-2000	Granted	Chart Inc.	US 6,353,987 B1	12-Mar-2002
	ActionDue	DueDate

Title	ActionDue	DueDate	CaseSubCase	CaseType	AppNumber	CountryName	FilDate	ApplicationStatus	Owner	PatNumber	IssDate
	Tax 11.5	12-Sep-2013

	Last Date - Tax 11.5 Due	12-Mar-2014

RECIPROCATOR AND LINEAR SUSPENSION ELEMENT THEREFOR			CFIC-0002/	PCT	PI0106322-7	Brazil	07-Jan-2002	Published	Chart Inc.

RECIPROCATOR AND LINEAR SUSPENSION ELEMENT THEREFOR			CFIC-0002/	PCT	2381756	Canada	11-Feb-2002	Granted	Chart Inc.	2381756	15-Sep-2009
	ActionDue	DueDate
	Urgent-Annuity Payment Due-1mo	08-Apr-2013
	Annuity Payment Due	08-May-2013

RECIPROCATOR AND LINEAR SUSPENSION ELEMENT THEREFOR			CFIC-0002/	PCT	1801339.2	China (People’s Republic)	08-May-2001	Granted	Chart Inc.	ZL01801339.2	16-Nov-2005
	ActionDue	DueDate
	Urgent-Annuity Payment Due-1mo	08-Apr-2013
	Annuity Payment Due	08-May-2013

RECIPROCATOR AND LINEAR SUSPENSION ELEMENT THEREFOR			CFIC-0002/	ORD	1933170.1	European Patent Convention	08-May-2001	Granted	Chart Inc.	1 203 439	09-Mar-2011

RECIPROCATOR AND LINEAR SUSPENSION ELEMENT THEREFOR			CFIC-0002/	ORD	185866	France	25-Feb-2011	Pending	Chart Inc.
	ActionDue	DueDate
	Urgent-Annuity Payment Due-1mo	08-Apr-2013
	Annuity Payment Due	08-May-2013
	Commence Working Patent	25-Feb-2014

RECIPROCATOR AND LINEAR SUSPENSION ELEMENT THEREFOR			CFIC-0002/	ORD	601 44 171.0	Germany		Pending	Chart Inc.
	ActionDue	DueDate
	Urgent-Annuity Payment Due-1mo	08-Apr-2013
	Annuity PaymentDue	08-May-2013

Title	ActionDue	DueDate	CaseSubCase	CaseType	AppNumber	CountryName	FilDate	ApplicationStatus	Owner	PatNumber	IssDate

RECIPROCATOR AND LINEAR SUSPENSION ELEMENT THEREFOR			CFIC-0002/	PCT	IN/PCT/2002/00105/CH	India	18-Jan-2002	Granted	Chart Inc.	218953	16-Apr-2008
	ActionDue	DueDate
	File Statement of Working	01-Jan-2013
	BAR: File Statement of Working	31-Mar-2013

RECIPROCATOR AND LINEAR SUSPENSION ELEMENT THEREFOR			CFIC-0002/	PCT	2002-511458	Japan	08-May-2001	Granted	Chart Inc.	4575642	27-Aug-2010
	ActionDue	DueDate
	Annuity Fee Due	27-Aug-2013

RECIPROCATOR AND LINEAR SUSPENSION ELEMENT THEREFOR			CFIC-0002/	PCT	10-2002-7000203	Korea, Republic of	07-Jan-2002	Granted	Chart Inc.	804874	12-Feb-2008
	ActionDue	DueDate
	Urgent-Annuity Payment Due-1mo	12-Jan-2013
	Annuity Payment Due	12-Feb-2013

RECIPROCATOR AND LINEAR SUSPENSION ELEMENT THEREFOR			CFIC-0002/	ORD	PCT/US01/14754	Patent Cooperation Treaty	08-May-2001	Done	Chart Inc.

RECIPROCATOR AND LINEAR SUSPENSION ELEMENT THEREFOR			CFIC-0002/	ORD	90128233	Taiwan	14-Nov-2001	Granted	Chart Inc.	NI-179293	06-Oct-2003

RECIPROCATOR AND LINEAR SUSPENSION ELEMENT THEREFOR			CFIC-0002/	ORD	1 203 439	United Kingdom	03-Mar-2011	Pending	Chart Inc.
	ActionDue	DueDate
	Urgent-Annuity Payment Due-1mo	08-Apr-2013
	Annuity Payment Due	08-May-2013

RECIPROCATOR AND LINEAR SUSPENSION ELEMENT THEREFOR			CFIC-0002/	PRI	-88873	United States of America	09-Jun-2000	Granted	Chart Inc.	US 6,492,748 B1	10-Dec-2002
	ActionDue	DueDate
	Tax 11.5	10-Jun-2014

Title	ActionDue	DueDate	CaseSubCase	CaseType	AppNumber	CountryName	FilDate	ApplicationStatus	Owner	PatNumber	IssDate

	Last Date - Tax 11.5 Due	10-Dec-2014
MECHANICAL RESONATOR AND METHOD FOR THERMOACOUSTIC SYSTEMS			CFIC-0006/	PRI	10/126594	United States of America	19-Apr-2002	Granted	Chart Inc.	6,578,364 B2	17-Jun-2003
	ActionDue	DueDate
	Tax 11.5	17-Dec-2014

	Last Date - Tax 11.5 Due	17-Jun-2015

MATCHING AN ACOUSTIC DRIVER TO AN ACOUSTIC LOAD IN AN ACOUSTIC RESONANT SYSTEM			CFIC-0007/	ORD	PCT/US02/12692	Patent Cooperation Treaty	20-Apr-2002	Done	Chart Inc.

MATCHING AN ACOUSTIC DRIVER TO AN ACOUSTIC LOAD IN AN ACOUSTIC RESONANT SYSTEM			CFIC-0007/	PRI	10/126596	United States of America	19-Apr-2002	Granted	Chart Inc.	US 6,604,363 B2	12-Aug-2003
	ActionDue	DueDate
	Tax 11.5	12-Feb-2015

	Last Date - Tax 11.5 Due	12-Aug-2015
LOW LOSS RECIPROCATING ELECTROMAGNETIC DEVICE			CFIC-0008/	ORD	10/253262	United States of America	24-Sep-2002	Granted	Chart Inc.	US 6,927,506 B2	09-Aug-2005
	ActionDue	DueDate
	Tax 7.5	09-Feb-2013

	Last Date - Tax 7.5 Due	09-Aug-2013
	Tax 11.5	09-Feb-2017

	Last Date - Tax 11.5 Due	09-Aug-2017

RECIPROCATING DEVICE AND LINEAR SUSPENSION			CFIC-0009/	ORD	10/253797	United States of America	24-Sep-2002	Granted	Chart Inc.	US 6,841,900 B2	11-Jan-2005
	ActionDue	DueDate
	Tax 11.5	11-Jul-2016

	Last Date - Tax 11.5 Due	11-Jan-2017

LINEAR SUSPENSION DEVICE			CFIC-0012/	PRI	498009	United States of America	06-Nov-1990	Granted	Chart Inc.	US 5,139,242	18-Aug-1992

Title	ActionDue	DueDate	CaseSubCase	CaseType	AppNumber	CountryName	FilDate	ApplicationStatus	Owner	PatNumber	IssDate
LINEAR RECIPROCATING ALTERNATOR			CFIC-0013/	PRI	07/610170	United States of America	06-Nov-1990	Granted	Chart Inc.	US 5,146,123	08-Sep-1992
LINEAR ELECTRODYNAMIC MACHINE			CFIC-0014/	ORD	1333683	United States of America	31-Jul-1992	Granted	Chart Inc.	US 5,389,844	14-Feb-1995

PISTON POSITION DRIFT CONTROL FOR FREE-PISTON DEVICE			CFIC-0015/	ORD	10/298566	United States of America	19-Nov-2002	Granted	Chart Inc.	US 6,901,755	07-Jun-2005
	ActionDue	DueDate
	Tax 7.5	07-Dec-2012

	Last Date - Tax 7.5 Due	07-Jun-2013
	Tax 11.5	07-Dec-2016

	Last Date - Tax 11.5 Due	07-Jun-2017

CLEARANCE OPINION			CFIC-0016/	GEN		United States of America		Unfiled	Chart Inc.
INFRINGEMENT ANALYSIS			CFIC-0017/	GEN		United States of America		Unfiled	Chart Inc.
PRAXAIR DISPUTE			CFlC-0019/	GEN		United States of America		Unfiled	Chart Inc.
GENERAL MATTERS			CFIC-0020/	GEN		United States of America		Unfiled	Chart Inc.

ACOUSTIC COOLING DEVICE WITH COLDHEAD AND RESONANT DRIVER SEPARATED			CFIC-0021/	PCT	2.0068E+11	China (People’s Republic)	25-Oct-2006	Granted	Chart Inc.	ZL200680040953.4	23-Jun-2010
	ActionDue	DueDate
	Urgent-Annuity Payment Due-1mo	25-Sep-2012
	Annuity Payment Due	25-Oct-2012

ACOUSTIC COOLING DEVICE WITH COLDHEAD AND RESONANT DRIVER SEPARATED			CFIC-0021/	PCT	06 839 541.7	European Patent Convention	30-May-2008	Published	Chart Inc.
	ActionDue	DueDate
	Urgent-Annuity Payment Due-1mo	25-Sep-2012
	Annuity Payment Due	25-Oct-2012

ACOUSTIC COOLING DEVICE WITH COLDHEAD AND RESONANT DRIVER SEPARATED			CFIC-0021/	PCT	2008-539139	Japan	25-Oct-2006	Published	Chart Inc.

Title	ActionDue	DueDate	CaseSubCase	CaseType	AppNumber	CountryName	FilDate	ApplicationStatus	Owner	PatNumber	IssDate

ACOUSTIC COOLING DEVICE WITH COLDHEAD AND RESONANT DRIVER SEPARATED			CFIC-0021/	ORD	PCT/US06/60224	Patent Cooperation Treaty	25-Oct-2006	Done	Chart Inc.

ACOUSTIC COOLING DEVICE WITH COLDHEAD AND RESONANT DRIVER SEPARATED			CFIC-0021/	ORD	11/552186	United States of America	24-Oct-2006	Granted	Chart Inc.	7628022	08-Dec-2009
	ActionDue	DueDate
	Tax 3.5	08-Jun-2013

	Last Date - Tax 3.5 Due	08-Dec-2013
	Tax 7.5	08-Jun-2017

	Last Date - Tax 7.5 Due	08-Dec-2017
	Tax 11.5	08-Jun-2021

	Last Date - Tax 11.5 Due	08-Dec-2021

DRIFT STABILIZER FOR RECIPROCATING FREE-PISTON DEVICES			CFIC-0024/	ORD	09/844177	United States of America	27-Apr-2001	Granted	Chart Inc.	6564552	20-May-2003
	ActionDue	DueDate
	URGENT - Tax 11.5 - Due 1 Mo	20-Oct-2014
	Tax 11.5	20-Nov-2014

	Last Date - Tax 11.5 Due	20-May-2015

Our File Ref	Country	Applicant	Client	Title / Mark	Class(es)	Application No	Application Date	Patent / Reg No	Registration Date	Status	Current Renewal
P03174EP(DE)	Germany	Chart Heat Exchangers Limited Partnership	Chart Heat Exchangers LP	Heat Exchanger		99 922384.5	05/21/99	1 086 349	07/23/03	Granted	05/31/13

P03174EP(GB)	United Kingdom	Chart Heat Exchangers Limited Partnership	Chart Heat Exchangers LP	Heat Exchanger		99 922384.5	05/21/99	1 086 349	07/23/03	Granted	05/31/13

P03247GB	United Kingdom	Chart Heat Exchangers LP	Chart Heat Exchangers LP	Heat Exchanger and/or Fluid Mixing Means		98 11363.2	05/28/98	2 328 275	07/18/00	Granted	05/31/13

P03248GB.DIV1	United Kingdom	Chart Heat Exchangers LP	Chart Heat Exchangers LP	Heat Exchanger and/or Fluid Mixing Means		99 04463.8	05/28/98	2 333 350	05/28/98	Granted	05/31/13

P03315EP(DE)	Germany	Chart Heat Exchangers LP	Chart Heat Exchangers LP	Heat Exchanger and/or Fluid Mixing Means		01 121413.7	05/28/98	1 162 426	04/06/05	Granted	05/31/12

P03327EP(DE)	Germany	Chart Heat Exchangers Limited Partnership	Chart Heat Exchangers LP	Heat Exchanger and/or Fluid Mixing Means		98 924469.4	05/28/98	0 996 847	02/19/03	Granted	05/31/12

P03329EP(DE)	Germany	Chart Heat Exchangers LP	Chart Heat Exchangers LP	Heat Exchanger		00 905189.7	02/24/00	1 166 026	12/20/06	Granted	02/28/13

P03329EP(FR)	France	Chart Heat Exchangers LP	Chart Heat Exchangers LP	Heat Exchanger		00 905189.7	02/24/00	1 166 026	12/20/06	Granted	02/28/12

P03329EP(GB)	United Kingdom	Chart Heat Exchangers LP	Chart Heat Exchangers LP	Heat Exchanger		00 905189.7	02/24/00	1 166 026	12/20/06	Granted	02/28/13

P03491EP(DE)	Germany	Chart Heat Exchangers LP	Chart Heat Exchangers LP	Heat Exchanger		00 971574.9	10/24/00	1 521 941	06/21/06	Granted	10/31/12

P03491EP(FR)	France	Chart Heat Exchangers LP	Chart Heat Exchangers LP	Heat Exchanger		00 971574.9	10/24/00	1 521 941	06/21/06	Granted	10/31/12

P03491EP(GB)	United Kingdom	Chart Heat Exchangers LP	Chart Heat Exchangers LP	Heat Exchanger		00 971574.9	10/24/00	1 521 941	06/21/06	Granted	10/31/12

P5152PCT(US)	USA	Chart Heat Exchangers LP	Chart Heat Exchangers LP	Heat Exchanger		10/532,886	09/05/03			Pending

P5308EP DIV1	Europe	Chart Heat Exchangers LP	Chart Heat Exchangers LP	Heat Exchanger		06 026010.6	02/24/00			Pending	02/28/13

NOTE: CHART ENERGY & CHEMICALS, INC. IS THE SUCCESSOR TO CHART HEAT EXCHANGERS LIMITED PARTNERSHIP

Chart Division	Assignee Name	Status	Country Name	Title	Serial #	Filed Date	Patent #	Issue Date
Biomedical	Chart Inc.	ISSUED	UNITED STATES	LIQUID CRYOGEN FREEZER	09/759,692	01/12/2001	6,393,847	05/28/2002

Biomedical	Chart Inc.	ISSUED	UNITED STATES	SELF-CALIBRATING SUPPLEMENTAL OXYGEN DELIVERY SYSTEM	10/273,503	10/18/2002	6,910,482	06/28/2005

Biomedical	CAIRE Inc.	ISSUED	UNITED STATES	CRYOGENIC LIQUID DELIVERY SYSTEM	08/500,236	07/10/1995	5,561,983	10/08/1996

Biomedical	Chart Industries, Inc.	ISSUED	UNITED STATES	SAMPLE CANISTER	29/324,559	09/15/2008	D599,033	08/25/2009

Biomedical	Chart Inc.	PUBLISHED	CHINA	FREEZER WITH LIQUID CRYOGEN REFRIGERANT	2011100065907.2	03/18/2011

Biomedical	Chart Inc.	PUBLISHED	EUROPEAN PATENT CONVENT	FREEZER WITH LIQUID CRYOGEN REFRIGERANT	11250313.1	03/16/2011

Biomedical	Chart Inc.	PENDING	HONGKONG	FREEZER WITH LIQUID CRYOGEN REFRIGERANT	11112688.9	03/16/2011

Biomedical	Chart Inc.	PUBLISHED	JAPAN	FREEZER WITH LIQUID CRYOGEN REFRIGERANT	2011-056795	03/15/2011

Biomedical	Chart Inc.	PENDING	SOUTH KOREA	FREEZER WITH LIQUID CRYOGEN REFRIGERANT	2011-0023820	03/17/2011

Biomedical	Chart Inc.	PUBLISHED	UNITED STATES	FREEZER WITH LIQUID CRYOGEN REFRIGERANT	12/726,910	03/18/2010

Chart Division	Assignee Name	Status	Country Name	Title	Serial #	Filed Date	Patent #	Issue Date
Distribution and Storage	Chart Inc.	ISSUED	UNITED STATES	LIQUID AND COMPRESSED NATURAL GAS DISPENSING SYSTEM	10/654,289	09/02/2003	7,069,730	07/04/2006

Distribution and Storage	Chart Inc.	ISSUED	UNITED STATES	CRYOGENIC FLUID DELIVERY SYSTEM	10/054,784	10/29/2001	6,581,390	06/24/2003

Distribution and Storage	Chart Inc.	ISSUED	UNITED STATES	CRYOGENIC FLUID DELIVERY SYSTEM	10/601,458	06/23/2003	7,144,228	12/05/2006

Distribution and Storage	Chart Inc.	ISSUED	AUSTRALIA	ACCURATE CRYOGENIC LIQUID DISPENSER	54211/01	07/04/2001	780126	06/16/2005

Distribution and Storage	Chart Inc.	PENDING	GERMANY	ACCURATE CRYOGENIC LIQUID DISPENSER	01305972.0	03/11/2008

Distribution and Storage	Chart Inc.	PENDING	FRANCE	ACCURATE CRYOGENIC LIQUID DISPENSER	01305972.0	03/11/2008

Distribution and Storage	Chart Inc.	PENDING	UNITED KINGDOM	ACCURATE CRYOGENIC LIQUID DISPENSER	01305972.0	07/11/2001

Distribution and Storage	Chart Inc.	PENDING	ITALY	ACCURATE CRYOGENIC LIQUID DISPENSER	01305972.0	07/11/2001

Distribution and Storage	Chart Inc.	ISSUED	UNITED STATES	ACCURATE CRYOGENIC LIQUID DISPENSER	09/632,604	08/04/2000	6,595,048	07/22/2003

Distribution and Storage	Chart Inc.	ISSUED	UNITED STATES	ACCURATE CRYOGENIC LIQUID DISPENSER	10/366,743	02/13/2003	6,732,594	05/11/2004

Chart Division	Assignee Name	Status	Country Name	Title	Serial #	Filed Date	Patent #	Issue Date
Distribution and Storage	Chart Inc.	ISSUED	UNITED STATES	ACCURATE CRYOGENIC LIQUID DISPENSER	10/805,997	03/22/2004	6,955,095	10/18/2005

Distribution and Storage	Chart Inc.	ISSUED	UNITED STATES	SYSTEM AND METHOD FOR DISPENSING CRYOGENIC LIQUIDS	09/687,767	10/13/2000	6,354,088	03/12/2002

Distribution and Storage	Chart Inc.	ISSUED	UNITED STATES	SYSTEM AND METHOD FOR DISPENSING CRYOGENIC LIQUIDS	10/002,074	10/31/2001	6,631,615	10/14/2003

Distribution and Storage	Chart Inc.	ISSUED	UNITED STATES	SYSTEM FOR DETECTING OVERFLOW OF A TANK	10/085,315	02/28/2002	6,505,470	01/14/2003

Distribution and Storage	Chart Inc.	ISSUED	UNITED STATES	GAS DISPENSING SYSTEM FOR CRYOGENIC LIQUID VESSELS	09/978,915	10/15/2001	6,505,469	01/14/2003

Distribution and Storage	Chart Inc.	ISSUED	UNITED STATES	PRESSURE POD CRYOGENIC FLUID EXPANDER	10/251,034	09/20/2002	6,786,053	09/07/2004

Distribution and Storage	Chart Inc.	ISSUED	UNITED STATES	HIGH FLUID PRESSURIZED CRYOGENIC FLUID DISPENSING SYSTEM	10/306,624	11/27/2002	6,799,429	10/05/2004

Chart Division	Assignee Name	Status	Country Name	Title	Serial #	Filed Date	Patent #	Issue Date
Distribution and Storage	Chart Inc.	ISSUED	BELGIUM	BREAKAWAY DEVICE FOR FUELING STATIONS	02257500.5	10/29/2002	1306347	08/16/2006

Distribution and Storage	Chart Inc.	ISSUED	GERMANY	BREAKAWAY DEVICE FOR FUELING STATIONS	02257500.5	10/29/2002	1306347	08/16/2006

Distribution and Storage	Chart Inc.	ISSUED	SPAIN	BREAKAWAY DEVICE FOR FUELING STATIONS	02257500.5	10/29/2002	1306347	08/16/2006

Distribution and Storage	Chart Inc.	ISSUED	FRANCE	BREAKAWAY DEVICE FOR FUELING STATIONS	02257500.5	10/29/2002	1306347	08/16/2006

Distribution and Storage	Chart Inc.	ISSUED	UNITED KINGDOM	BREAKAWAY DEVICE FOR FUELING STATIONS	02257500.5	10/29/2002	1306347	08/16/2006

Distribution and Storage	Chart Inc.	ISSUED	ITALY	BREAKAWAY DEVICE FOR FUELING STATIONS	02257500.5	10/29/2002	1306347	08/16/2006

Distribution and Storage	Chart Inc.	ISSUED	NETHERLANDS	BREAKAWAY DEVICE FOR FUELING STATIONS	02257500.5	10/29/2002	1306347	08/16/2006

Distribution and Storage	Chart Inc.	ISSUED	UNITED STATES	BREAKAWAY DEVICE FOR FUELING STATIONS	10/054,813	10/29/2001	6,692,034	02/17/2004

Distribution and Storage	Chart Inc.	ISSUED	UNITED STATES	SACRIFICIAL CRYOGEN GAS LIQUEFACTION SYSTEM	10/046,665	01/22/2002	6,598,423	07/29/2003

Chart Division	Assignee Name	Status	Country Name	Title	Serial #	Filed Date	Patent #	Issue Date
Distribution and Storage	Minnesota Valley Engineering, Inc.	ISSUED	UNITED STATES	LNG DELIVERY SYSTEM	08/089,844	07/12/1993	5,373,702	12/20/1994

Distribution and Storage	Chart Inc.	ISSUED	UNITED STATES	VACUUM-JACKETED BAYONET PIPE SPOOL AND PIPE SPOOL SYSTEM FOR CRYOGENIC FLUID	09/701,141	11/22/2000	6,533,334	03/18/2003

Distribution and Storage	MVE, Inc.	ISSUED	CANADA	CRYOGENIC FLUID PUMP AND TANK APPARATUS AND METHOD	2,159,633	03/29/1994	2,159,633	10/08/1999

Distribution and Storage	MVE, Inc.	ISSUED	MEXICO	CRYOGNIC FLUID PUMP SYSTEM AND METHOD OF PUMPING CRYOGENIC FLUID	9402340	03/30/1994	190427	11/25/1998

Distribution and Storage	MVE, Inc.	ISSUED	UNITED STATES	CRYOGENIC FLUID PUMP SYSTEM AND METHOD OF PUMPING CRYOGENIC FLUID	08/039,908	03/30/1993	5,411,374	05/02/1995

Distribution and Storage	MVE, Inc.	ISSUED	UNITED STATES	CRYOGENIC FLUID PUMP SYSTEM AND METHOD OF PUMPING CRYOGENIC FLUID	08/294,084	08/22/1994	5,477,690	12/26/1995

NOTE: MVE, INC. OR MINNESOTA VALLEY ENGINEERING, INC. N/K/A CHART INC.

Chart Division	Assignee Name	Status	Country Name	Title	Serial #	Filed Date	Patent #	Issue Date
Distribution and Storage	MVE, Inc.	ISSUED	UNITED STATES	CRYOGENIC FLUID PUMP SYSTEM AND METHOD OF PUMPING CRYOGENIC FLUID	08/450,085	05/25/1995	5,551,488	09/03/1996

Distribution and Storage	Chart Inc.	ISSUED	UNITED STATES	CRYOGENIC FLUID PUMP SYSTEM AND METHOD OF PUMPING CRYOGENIC FLUID	08/646,882	05/08/1996	5,787,940	08/04/1998

Distribution and Storage	MVE, Inc.	ISSUED	UNITED STATES	HIGH PRESSURE CRYOGENIC FLUID DELIVERY SYSTEM	08/953,963	10/20/1997	5,924,291	07/20/1999

Distribution and Storage	Minnesota Valley Engineering, Inc.	ISSUED	UNITED STATES	STORAGE SYSTEM FOR CRYOGENIC FLUIDS	08/127,330	09/27/1993	5,421,161	06/06/1995

Distribution and Storage	Minnesota Valley Engineering, Inc.	ISSUED	UNITED STATES	LNG DELIVERY SYSTEM	08/200,167	02/23/1994	5,421,162	06/06/1995

Distribution and Storage	Minnesota Valley Engineering, Inc.	ISSUED	MEXICO	NO LOSS FUELING SYSTEM FOR NATURAL GAS POWERED VEHICLES	94-1965	03/17/1994	184,948	06/10/1997

Distribution and Storage	Minnesota Valley Engineering, Inc.	ISSUED	UNITED STATES	NO LOSS FUELING SYSTEM FOR NATURAL GAS POWERED VEHICLES	08/036,176	03/23/1993	5,421,160	06/06/1995

NOTE: MVE, INC. OR MINNESOTA VALLEY ENGINEERING, INC. N/K/A CHART INC.

Chart Division	Assignee Name	Status	Country Name	Title	Serial #	Filed Date	Patent #	Issue Date
Distribution and Storage	Minnesota Valley Engineering, Inc.	ISSUED	UNITED STATES	NO LOSS FUELING SYSTEM FOR NATURAL GAS POWERED VEHICLES	08/189,205	01/31/1994	5,537,824	07/23/1996

Distribution and Storage	MVE, Inc.	ISSUED	UNITED STATES	TRANSFER SYSTEM FOR CRYOGENIC LIQUIDS	08/906,512	08/05/1997	6,044,647	04/04/2000

Distribution and Storage	Chart Inc.	ISSUED	UNITED STATES	DIFFERENTIAL PRESSURE GAUGE FOR CRYOGENIC FLUIDS	09/628,621	07/31/2000	6,542,848	04/01/2003

Distribution and Storage	Chart Industries Inc.	ISSUED	UNITED STATES	DIFFERENTIAL PRESSURE GAUGE FOR CRYOGENIC FLUIDS	09/923,636	08/07/2001	6,782,339	08/24/2004

Distribution and Storage	Chart Industries Inc.	ISSUED	UNITED STATES	DIFFERENTIAL PRESSURE GAUGE FOR CRYOGENIC FLUIDS	10/879,773	06/29/2004	6,944,570	09/13/2005

Distribution and Storage	Minnesota Valley Engineering, Inc.	ISSUED	JAPAN	CRYOGENIC LIQUID STORAGE TANK	210051/94	09/02/1994	3513225	01/16/2004

Distribution and Storage	Minnesota Valley Engineering, Inc.	ISSUED	MEXICO	CRYOGENIC LIQUID STORAGE TANK	PA/a/1994/006755	09/02/1994	199730	11/24/2000

Distribution and Storage	Chart Inc.	ISSUED	UNITED STATES	CRYOGENIC LIQUID STORAGE TANK	08/117,302	09/03/1993	5,404,918	04/11/1995

NOTE: MVE, INC. OR MINNESOTA VALLEY ENGINEERING, INC. N/K/A CHART INC.

Chart Division	Assignee Name	Status	Country Name	Title	Serial #	Filed Date	Patent #	Issue Date
Distribution and Storage	Chart Inc.	ISSUED	CANADA	CRYOGENIC FLUID SYSTEM AND METHOD OF PUMPING CRYOGENIC FLUID	2,224,749	12/12/1997	2,224,749	02/12/2002

Distribution and Storage	Chart Inc.	ISSUED	UNITED STATES	SWIVEL BAYONET JOINT FOR CRYOGENIC FLUIDS	09/284,142	04/07/1999	6,134,893	10/24/2000

Distribution and Storage	MVE, Inc.	ISSUED	BELGIUM	VACUUM INSULATED PIPE	99971075.9	10/27/1999	1125078	05/10/2006

Distribution and Storage	MVE, Inc.	ISSUED	GERMANY	VACUUM INSULATED PIPE	99971075.9	10/27/1999	69931274.4	05/10/2006

Distribution and Storage	MVE, Inc.	ISSUED	SPAIN	VACUUM INSULATED PIPE	99971075.9	10/27/1999	1125078	05/10/2006

Distribution and Storage	MVE, Inc.	ISSUED	FRANCE	VACUUM INSULATED PIPE	99971075.9	10/27/1999	1125078	05/10/2006

Distribution and Storage	MVE, Inc.	ISSUED	UNITED KINGDOM	VACUUM INSULATED PIPE	99971075.9	10/27/1999	1125078	05/10/2006

Distribution and Storage	MVE, Inc.	ISSUED	ITALY	VACUUM INSULATED PIPE	99971075.9	10/27/1999	1125078	05/10/2006

Distribution and Storage	MVE, Inc.	ISSUED	NETHERLANDS	VACUUM INSULATED PIPE	99971075.9	10/27/1999	1125078	05/10/2006

Distribution and Storage	MVE, Inc.	ISSUED	UNITED STATES	VACUUM INSULATED PIPE	09/181,297	10/28/1998	6,216,745	04/17/2001

Distribution and Storage	MVE, Inc.	ISSUED	UNITED STATES	VACUUM INSULATED PIPE	09/366,915	08/04/1999	6,257,282	07/10/2001

NOTE: MVE, INC. N/K/A CHART INC.

Chart Division	Assignee Name	Status	Country Name	Title	Serial #	Filed Date	Patent #	Issue Date
Distribution and Storage	Chart Inc.	ISSUED	CANADA	NATURAL GAS FUEL STORAGE AND SUPPLY SYSTEM FOR VEHICLES	2,431,327	06/04/2003	2,431,327	01/13/2009

Distribution and Storage	Chart Inc.	ISSUED	UNITED STATES	NATURAL GAS FUEL STORAGE AND SUPPLY SYSTEM FOR VEHICLES	10/162,125	06/04/2002	6,698,211	03/02/2004

Distribution and Storage	Chart Inc.	ISSUED	UNITED STATES	SELF GENERATING LIFT CRYOGENIC PUMP FOR MOBILE LNG FUEL SUPPLY SYSTEM	09/994,206	11/26/2001	6,663,350	12/16/2003

Distribution and Storage	Chart Inc.	ISSUED	UNITED STATES	CONTROLLED LEAK CRYOGENIC BAYONET PIPE SPOOL AND SYSTEM	10/041,199	01/08/2002	6,695,358	02/24/2004

Distribution and Storage	Chart Inc.	ISSUED	UNITED STATES	LIQUID CYLINDER MANIFOLD SYSTEM	09/839,580	04/20/2001	6,615,861	09/09/2003

Distribution and Storage	MVE, Inc.	ISSUED	GERMANY	CRYOGENIC LIQUID STORAGE TANK	19949336.7-23	11/15/1999	19949336.7	07/19/2007

Distribution and Storage	MVE, Inc.	ISSUED	UNITED KINGDOM	CRYOGENIC LIQUID STORAGE TANK WITH INTEGRAL ULLAGE TANK	9924221.6	10/14/1999	2342647	05/08/2002

Distribution and Storage	Chart Inc.	ISSUED	UNITED STATES	CRYOGENIC LIQUID STORAGE TANK WITH INTEGRAL ULLAGE TANK	09/173,589	10/15/1998	6,128,908	10/10/2000

NOTE: MVE, INC. N/K/A CHART INC.

Chart Division	Assignee Name	Status	Country Name	Title	Serial #	Filed Date	Patent #	Issue Date
Distribution and Storage	Chart Inc.	ISSUED	AUSTRALIA	INTERLOCK FOR CRYOGENIC LIQUID OFF-LOADING SYSTEMS	15519/02	02/08/2002	782906	12/22/2005

Distribution and Storage	Chart Inc.	PENDING	BRAZIL	INTERLOCK FOR CRYOGENIC LIQUID OFF-LOADING SYSTEMS	PI0201273-1	02/08/2002

Distribution and Storage	Chart Inc.	ISSUED	UNITED STATES	INTERLOCK FOR CRYOGENIC LIQUID OFF-LOADING SYSTEMS	10/072,624	02/07/2002	6,622,758	09/23/2003

Distribution and Storage	Chart Inc.	ISSUED	UNITED STATES	SUPPLEMENTAL WATER HEATER TANK AND SYSTEM	10/449,979	05/30/2003	6,938,581	09/06/2005

Distribution and Storage	MVE, Inc.	ISSUED	UNITED STATES	PRESSURE BUILDING DEVICE FOR A CRYOGENIC TANK	08/984,743	12/04/1997	5,937,655	08/17/1999

Distribution and Storage	MVE, Inc.	ISSUED	UNITED STATES	MOBILE DELIVERY AND STORAGE SYSTEM FOR CRYOGENIC FLUIDS	08/982,166	12/01/1997	5,954,101	09/21/1999

Distribution and Storage	Minnesota Valley Engineering, Inc.	ISSUED	MEXICO	NO LOSS FUELING STATION FOR LIQUID NATURAL GAS VEHICLES	930873	02/18/1993	182471	08/23/1996

Distribution and Storage	Chart Inc.	ISSUED	UNITED STATES	SUPPORT SYSTEM FOR CRYOGENIC VESSELS	07/974,950	11/12/1992	5,651,473	07/29/1997

NOTE: MVE, INC. OR MINNESOTA VALLEY ENGINEERING, INC. N/K/A CHART INC.

Chart Division	Assignee Name	Status	Country Name	Title	Serial #	Filed Date	Patent #	Issue Date
Distribution and Storage	Minnesota Valley Engineering, Inc.	ISSUED	UNITED STATES	CRYOGENIC DEWAR LEVEL SENSOR AND FLUSHING SYSTEM	07/914,962	07/14/1992	5,275,007	01/04/1994

Distribution and Storage	Minnesota Valley Engineering, Inc.	ISSUED	MEXICO	VEHICLE MOUNTED LNG DELIVERY SYSTEM	930874	02/18/1993	181366	04/11/1996

Distribution and Storage	MVE, Inc.	ISSUED	UNITED STATES	METERING APPARATUS FOR CRYOGENIC LIQUIDS	08/606,640	02/26/1996	5,616,838	04/01/1997

Distribution and Storage	MVE, Inc.	ISSUED	UNITED STATES	SELF-CONTAINED LIQUID NATURAL GAS FILLING STATION	08/624,268	03/29/1996	5,682,750	11/04/1997

Distribution and Storage	Minnesota Valley Engineering, Inc.	ISSUED	UNITED STATES	HIHG TEMPERATURE RESISTANT THERMAL INSULATION FOR CRYOGENIC TANKS	08/238,238	05/04/1994	5,542,255	08/06/1996

Distribution and Storage	Chart Inc.	ISSUED	UNITED STATES	CONTAINMENT MODULE FOR TRANSPORTABLE LIQUID NATURAL GAS DISPENSING STATION	10/133,990	04/26/2002	6,640,554	11/04/2003

NOTE: MINNESOTA VALLEY ENGINEERING, INC. OR MVE, INC. N/K/A CHART INC.

Chart Division	Assignee Name	Status	Country Name	Title	Serial #	Filed Date	Patent #	Issue Date
Distribution and Storage	Chart Inc.	ISSUED	UNITED STATES	LIQUIFIED GAS STORAGE TANK OVERFILL PROTECTION SYSTEM AND METHOD	08/335,115	11/07/1994	5,518,140	05/21/1996

Distribution and Storage	CHART INC.	PENDING	EUROPEAN PATENT CONVENT	BULK LIQUID COOLING AND PRESSURIZED DISPENSING SYSTEM AND METHOD	11250739.7	08/24/2011

Distribution and Storage	CHART INC.	PENDING	UNITED STATES	BULK LIQUID COOLING AND PRESSURIZED DISPENSING SYSTEM AND METHOD	13/216,666	08/24/2011

Distribution and Storage	CHART INC.	PENDING	UNITED STATES	ULLAGE TANK	61/566,415	12/02/2011

Energy and Chemicals	Chart Inc.	PENDING	ARGENTINA	INTEGRATED PRE-COOLED SINGLE MIXED REFRIGERANT	2011 01 00880	03/17/2011

Energy and Chemicals	Chart Inc.	PUBLISHED	TAIWAN	INTEGRATED PRE-COOLED SINGLE MIXED REFRIGERANT	100108179	03/10/2011

Energy and Chemicals	Chart Inc.	PUBLISHED	WIPO	INTEGRATED PRE-COOLED SINGLE MIXED REFRIGERANT	PCT/US11/27162	03/04/2011

Chart Division	Assignee Name	Status	Country Name	Title	Serial #	Filed Date	Patent #	Issue Date
Energy and Chemicals	Chart Heat Exchangers Limited Partnership	ISSUED	UNITED STATES	HEAT EXCHANGER	10/129,764	05/08/2002	7,258,844	08/21/2007

Energy and Chemicals	Chart Industries, Inc.	ISSUED	UNITED STATES	CRYOGENIC SEAL FOR VACUUM-INSULATED PIPE EXPANSION BELLOWS	11/185,096	07/20/2005	7,399,002	07/15/2008

Energy and Chemicals	Chart Inc.	ISSUED	UNITED STATES	FLUID PIPING SYSTEMS AND PIPE SPOOLS SUITABLE FOR SUB SEA USE	10/817,710	04/02/2004	7,137,651	11/21/2006

Energy and Chemicals	Chart Industries, Inc.	ISSUED	MALAYSIA	CRYOGENIC AND MEMBRANE SYNTHESIS GAS PRODUCTION	P19902627	06/25/1999	MY-118168-A	09/30/2004

Energy and Chemicals	Chart Inc.	ISSUED	UNITED STATES	CRYOGENIC AND MEMBRANE SYNTHESIS GAS PRODUCTION	09/463,535	01/25/2000	6,289,693	09/18/2001

Energy and Chemicals	Chart Industries, Inc.	ISSUED	CANADA	SYSTEM AND PROCESS FOR THE RECOVERY OF PROPYLENE AND ETHYLENE FROM REFINERY OFF GASES	2,353,397	11/19/1999	2,353,397	05/17/2005

NOTE: CHART ENERGY & CHEMICALS, INC. IS THE SUCCESSOR TO CHART HEAT EXCHANGERS LIMITED PARTNERSHIP

Chart Division	Assignee Name	Status	Country Name	Title	Serial #	Filed Date	Patent #	Issue Date
Energy and Chemicals	Chart Inc.	ISSUED	UNITED STATES	SYSTEM AND PROCESS FOR THE RECOVERY OF PROPYLENE AND ETHYLENE FROM REFINERY OFFGASES	09/463,466	01/20/2000	6,308,532	10/30/2001

Energy and Chemicals	Chart Inc.	ISSUED	MEXICO	SINGLE COLUMN DISTILLATIVE SEPARATION EMPLOYING BOTTOM ADDITIVES	9403585	05/13/1994	188142	03/04/1998

Energy and Chemicals	Chart Inc.	ISSUED	UNITED STATES	SINGLE COLUMN DISTILLATIVE SEPARATION EMPLOYING BOTTOM ADDITIVES	08/062,959	05/14/1993	5,345,772	09/13/1994

Energy and Chemicals	Chart Inc.	ISSUED	UNITED STATES	CRYOGENIC SEPARATION PROCESS FOR THE RECOVERY OF COMPONENTS FROM THE PRODUCTS OF A DEHYDROGENATION REACTOR	09/446,863	12/23/1999	6,333,445	12/25/2001

Energy and Chemicals	Chart Inc.	ISSUED	UNITED STATES	DEPHLEGMATOR PROCESS WITH LIQUID ADDITIVE	09/579,953	05/26/2000	6,336,344	01/08/2002

Chart Division	Assignee Name	Status	Country Name	Title	Serial #	Filed Date	Patent #	Issue Date
Energy and Chemicals	Chart Heat Exchangers Limited Partnership	ISSUED	UNITED STATES	HEAT EXCHANGER AND/OR FLUID MIXING MEANS	09/445,150	12/03/1999	6,510,894	01/28/2003

Energy and Chemicals	Chart Heat Exchangers Limited Partnership	ISSUED	UNITED STATES	HEAT EXCHANGER AND/OR FLUID MIXING MEANS	10/309,210	12/04/2002	6,736,201	05/18/2004

Energy and Chemicals	Chart Inc.	ISSUED	UNITED STATES	SEPARATING NITROGEN FROM METHANE IN TEH PRODUCTION OF LNG	10/367,148	02/14/2003	6,758,060	07/06/2004

Energy and Chemicals	Chart Heat Exchangers Limited Partnership	ISSUED	UNITED STATES	HEAT EXCHANGER	09/719,416	12/12/2000	6,968,892	11/29/2005

Energy and Chemicals	Chart Inc.	PUBLISHED	UNITED STATES	INTEGRATED PRE-COOLED SINGLE MIXED REFRIGERANT	12/726,142	03/17/2010

Energy and Chemicals	Chart Heat Exchangers Limited Partnership	ISSUED	UNITED STATES	HEAT EXCHANGER	09/937,666	09/26/2001	6,695,044	02/24/2004

Energy and Chemicals	Chart Industries, Inc.	ISSUED	UNITED STATES	HEAT EXCHANGER	10/764,737	01/24/2004	7,111,672	09/26/2006

NOTE: CHART ENERGY & CHEMICALS, INC. IS THE SUCCESSOR TO CHART HEAT EXCHANGERS LIMITED PARTNERSHIP

Client Ref.	K&S Ref.	Owner	Country	Case Type	Title	Status	Appln. No.	File Date	Patent No.	Issue Date	Action Due	Due Date
P0293CRY-01 US	17459.105002	CAIRE Inc.	United States of America	ORD	High Efficiency Liquid Oxygen System	Granted	09/696170	26-Oct-00	6742517	01-Jun-04	Tax 11.5	01-Dec-15

P0293CRY-02 US	17459.105003	CAIRE Inc.	United States of America	CON	High Efficiency Liquid Oxygen System	Granted	10/658793	10-Sep-03	7490605	17-Feb-09	Tax 3.5	17-Aug-12

P0294CRY US	17459.105004	CAIRE Inc.	United States of America	ORD	Portable Liquid Oxygen Unit with Multiple Operational Orientations	Granted	09/696208	26-Oct-00	6575159	10-Jun-03	Tax 11.5	10-Dec-14

P0294CRY-02	17459.105005	CAIRE Inc.	United States of America	DIV	Portable Liquid Oxygen Unit with Multiple Operational Orientations	Granted	10/358150	05-Feb-03	6843247	18-Jan-05	Tax 7.5	18-Jul-12

P0294CRY-03	17459.105006	CAIRE Inc.	United States of America	DIV	Portable Liquid Oxygen Unit With Multiple Operational Orientations	Granted	11/008134	10-Dec-04	7296569	20-Nov-07	Tax 7.5	20-May-15

P0295CRY-01	17459.105007	CAIRE Inc.	United States of America	ORD	Manifold for use in a Portable Liquid Oxygen Unit	Granted	09/696219	26-Oct-00	6393846	28-May-02	Tax 11.5	28-Nov-13

P0296CRY US	17459.105008	CAIRE Inc.	United States of America	DES	Portable Gas Dispenser	Granted	29/113053	29-Oct-99	D437056	30-Jan-01	n/a	n/a

P0412CRY US	17459.105009	CAIRE Inc.	United States of America	DES	Portable Liquid Oxygen Container	Granted	29/180266	22-Apr-03	D510437	04-Oct-05	n/a	n/a

H-PB-00001-01 US	17459.105012	CAIRE Inc.	United States of America	CON	Fluid Container Apparatus Having Support Elements for Supporting Apparatus Components	Granted	11/671822	06-Feb-07	7552746	30-Jun-09	Tax 3.5	30-Dec-12

P0294CRY-04	17459.105014	CAIRE Inc.	United States of America	CON	Portable Liquid Oxygen Unit with Multiple Operational Orientations	Granted	11/942378	19-Nov-07	7766009	03-Aug-10	Tax 3.5	03-Feb-14

P0085CON	17459.105015	CAIRE Inc.	United States of America	ORD	Scroll Compressor Having Idler Cranks And Strengthing And Heat Dissipating Ribs	Granted	08/223039	05-Apr-94	5466134	14-Nov-95	n/a	n/a

P0085CON 01	17459.105016	CAIRE Inc.	United States of America	CIP	Scroll Compressor Scroll Compressor Having A Tip Seal	Granted	08/557407	13-Nov-95	5632612	27-May-97	n/a	n/a

P0128CON	17459.105017	CAIRE Inc.	United States of America	ORD	Apparatus And Method For Controlling Output Of An Oxygen Concentrator	Granted	08/698062	15-Aug-96	5746806	05-May-98	n/a	n/a

P0085CON 02	17459.105018	CAIRE Inc.	United States of America	CIP	Scroll Compressor Having A Tip Seals And Idler Crank Assemblies	Granted	08/720549	30-Sep-96	5759020	02-Jun-98	n/a	n/a

P0314CRY US	17459.105020	CAIRE Inc.	United States of America	ORD	Oxygen-Delivery System With Portable Oxygen Meter	Granted	09/435174	05-Nov-99	6394088	28-May-02	Tax 11.5	28-Nov-13

Client Ref.	K&S Ref.	Owner	Country	Case Type	Title	Status	Appln. No.	File Date	Patent No.	Issue Date	Action Due	Due Date
P0317CRY	17459.105025	CAIRE Inc.	United States of America	ORD	Wheeled Personal Transport Device Incorporating Gas Storage Vessel Comprising A Polymeric Container System for Pressurized Fluids	Granted	09/702867	01-Nov-00	6412801	02-Jul-02	Tax 11.5	02-Jan-14

P0297CRY	17459.105034	CAIRE Inc.	United States of America	DES	A Combined Storage And Delivery Container System For A Breathable Gas	Granted	29/113054	29-Oct-99	D436401	16-Jan-01	n/a	n/a

P0369LXM	17459.105035	CAIRE Inc.	United States of America	CON	Pneumatic Demand Oxygen Valve	Granted	08/013226	01-Feb-93	5360000	01-Nov-94	n/a	n/a

P0084CON	17459.105036	CAIRE Inc.	United States of America	ORD	Shock And Vibration Absorbing Mounts	Granted	08/151738	15-Nov-93	5386962	07-Feb-95	n/a	n/a

H-PB-00011	17459.105037	CAIRE Inc.	United States of America	PCT	System And Methods For Generating Liquid Oxygen For Portable Use	Pending	13/120444	23-Mar-11

H-PB-00024	17459.105038	CAIRE Inc.	United States of America	PCT	Systems And Methods For Conserving Oxygen In A Breathing Assistance Device	Published	13/120461	23-Mar-11

Client Ref.	K&S Ref.	Owner	Country	Case Type	Title	Status	Appln. No.	File Date	Patent No.	Issue Date	Action Due	Due Date
H-PB-00011 JP	17461.105059	CAIRE Inc.	Japan	PCT	System And Methods For Generating Liquid Oxygen For Portable Use	Pending	2011529058	28-Aug-09			Request Exam Due (FINAL)	28-Aug-16

H-PB-00011 EP	17461.105060	CAIRE Inc.	European Patent Convention	PCT	System And Methods For Generating Liquid Oxygen For Portable Use	Published	09792024.3	28-Aug-09			Annuity Fee Due	28-Aug-12

H-PB-00011 CA	17461.105061	CAIRE inc.	Canada	PCT	System And Methods For Generating Liquid Oxygen For Portable Use	Pending	2741753	28-Aug-09			Annuity Fee Due	28-Aug-12

Trademarks

Please see attached Trademarks Schedule.

Trademark			Client-Matter/Subcase Country Name	Application Number/Date	Publication Number/Date	Registration Number/Date	Status Next Renewal
CAIRE			246251-010003/0074	85/313705			Published
Resp.Off.: IL	Case Type: ORD		United States of America	05-May-2011	10-Apr-2012
	Class(es):	10 Int.		Attorney(s):	MIF RBJ EWL BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner:	Chart Inc.		Legacy Log:

	Goods:	Class: 10 Int. Medical respiratory equipment, namely, liquid oxygen stationary and portable reservoirs and stationary and portable oxygen concentrators.

CAIRE			246251-020003/0006	74/416223		1893782	Registered
Resp.Off.: IL	Case Type: ORD		United States of America	23-Jul-1993	08-Feb-1994	09-May-1995	09-May-2015
	Class(es):	42 Int.		Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner:	CAIRE INC.		Legacy Log:	69047
	Product Name:	Biomedical Division
	Goods:	Class: 42 Int. Wholesale and distributorship services in the field of respiratory care products

Trademark			Client-Matter/Subcase Country Name	Application Number/Date	Publication Number/Date	Registration Number/Date	Status Next Renewal
CAIRE AND DESIGN			246251-020003/0002	2008-90004		5245438	Registered
Resp.Off.: IL	Case Type: ORD		Japan	06-Nov-2008		03-Jul-2009	03-Jul-2019
	Class(es):	35 Int.		Attorney(s):	MIF NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:	Seiwa Patent & Law		Agent Ref:	FT-22205
	Owner:	CAIRE INC.		Legacy Log:
	Product Name:	Biomedical Division
	Goods:	Class: 35 Int. Wholesale and distributorship services in the field of respiratory care products, and other medical machines and apparatus.

CAIRE AND DESIGN			246251-020003/0005	74/424927		1893785	Registered
Resp.Off.: IL	Case Type: ORD		United States of America	16-Aug-1993	07-Jun-1994	09-May-1995	09-May-2015
	Class(es):	42 Int.		Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner:	CAIRE INC.		Legacy Log:	69046
	Product Name:	Biomedical Division
	Goods:	Class: 42 Int. Wholesale and distributorship services in the field o respiratory care products

Trademark			Client-Matter/Subcase Country Name	Application Number/Date	Publication Number/Date	Registration Number/Date	Status Next Renewal
CAIRE and Wavy Line Design			246251-010003/0075	85/313715			Published
Resp.Off.: IL	Case Type: ORD		United States of America	05-May-2011	10-Apr-2012
	Class(es):	10 Int.		Attorney(s):	MIF RBI EWL BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner:	Chart Inc.		Legacy Log:
	Goods:	Class: 10 Int. Medical respiratory equipment, namely, liquid oxygen stationary and portable reservoirs and stationary and portable oxygen concentrators.

CARBO-MATIC			246251-030003/0003	606097		TMA372940	Registered
Resp.Off.: IL	Case Type: ORD		Canada	02-May-1988		07-Sep-1990	07-Sep-2020
	Class(es):			Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:	Ridout & Maybee LLP		Agent Ref:	34796-000015
	Owner:	Chart Inc.		Legacy Log:	27899
	Product Name:	Distribution and Storage Division
	Goods:	Carbon dioxide delivery system namely, cryogenic liquid tanks, dewars, heat exchangers, vacuum jacket piping, valving and controls. Carbon dioxide delivery systems for use in the restaurant industry, comprised of metal tanks, hoses and connectors.

Trademark			Client-Matter/Subcase Country Name	Application Number/Date	Publication Number/Date	Registration Number/Date	Status Next Renewal
CARBO-MIZER			246251-030003/0034	76/027853		2444433	Registered
Resp.Off.: IL	Case Type: ORD		United States of America	17-Apr-2000		17-Apr-2001	17-Apr-2021
	Class(es):	06 Int.		Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner:	Chart Inc.		Legacy Log:	69114
	Product Name:	Distribution and Storage Division
	Goods:	Class: 06 Int.
Metal tanks, metal hoses, metal pipe connectors for use in transporting and storing carbon dioxide

CARE-EASE			246251-010003/0014	73/652308		1477536	Registered
Resp.Off.: IL	Case Type: ORD		United States of America	30-Mar-1987	01-Dec-1987	23-Feb-1988	23-Feb-2018
	Class(es):	10 Int.		Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner:	CAIRE INC.		Legacy Log:	27892
	Product Name:	Energy and Chemicals Division
	Goods:	Class: 10 Int.
Portable oxygen tanks for medical use in the home environment.

Trademark			Client-Matter/Subcase Country Name	Application Number/Date	Publication Number/Date	Registration Number/Date	Status Next Renewal
CHART and Design			246251-030003/0002	3064172		3064172	Registered
Resp.Off.: IL	Case Type: ORD		China (People’s Republic)	09-Jan-2002	28-Oct-2002	28-Mar-2003	27-Mar-2013
	Class(es):	06 Int.		Attorney(s):	MIF RBJ NAC BJP
	Client.	Chart Inc.		Client Ref:
	Agent Name:	CCPIT Patent and Trademark Law Office		Agent Ref:	TIC012933-059
	Owner:	CHART INDUSTRIES, INC.		Legacy Log:
	Product Name:	Corporate
Goods:

Class: 06 Int.

Metal tubing; vacuum insulated pipe; metal pipe fittings; metal fluid storage tanks, namely tanks for storage of carbon dioxide for beverage or water treatment systems, tanks for sotrage of oxygen for medical purposes, tanks for compressed gas storage for refrigeration systems, tanks for bulk storage of gasses and liquefied gasses; tanks for transport of liquids or gasses; cylinders for storage of compressed gasses or liquids.

CHART and Design			246251-030003/0002	129860		1187/37	Registered
Resp.Off.: IL	Case Type: ORD		Saudi Arabia	30-Apr-2008	11-Sep-2009	28-Aug-2010	30-Dec-2017
	Class(es):	06 Int.		Attorney(s):	MIF RBJ BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:	Abu-Ghazaleh Intellectual Property (Saudi Arabia)		Agent Ref:	4120935878
	Owner:	Chart Inc.		Legacy Log:
	Product Name:	Distribution and Storage Division
Goods:

Class : 06 Int.

Metal tubing: metal vacuum insulated pipe fittings; metal fluid storage tanks, namely tanks for storage of carbon dioxide for beverage or water treatment systems, tanks for storage of oxygen for medical purposes, tanks for compressed gas storage for refrigeration for transport of liquids or gasses; metal cylinders for storage of compressed gasses and liquids

Trademark			Client-Matter/Subcase Country Name	Application Number/Date	Publication Number/Date	Registration Number/Date	Status Next Renewal
CHART and Design			246251-030003/0003	129861		1187/38	Registered
Resp.Off.: IL	Case Type: ORD		Saudi Arabia	30-Apr-2008	11-Sep-2009	28-Aug-2010	30-Dec-2017
	Class(es):	11 Int.		Attorney(s):	MIF RBJ BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:	Abu-Ghazaleh Intellectual Property (Saudi Arabia)		Agent Ref:	4-120935878
	Owner:	Chart Inc.		Legacy Log:
	Product Name	Distribution and Storage Division
	Goods:	Class: 11 Int.
Freezers, namely for cryogenic storage; heat exchangers; refrigerated shipping containers; cryogenic refrigerators; separators for the cleaning and purification of gasses, namely hydrocarbons and natural gas

CHART and Design			246251-030003/0004	111427		146833	Registered
Resp.Off.: IL	Case Type: ORD		United Arab Emirates	24-Apr-2008		24-May-2011	24-Apr-2018
	Class(es):			Attorney(s):	MIF RBJ BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:	Abu-Ghazaleh Intellectual Property (UAE)		Agent Ref:
	Owner:	Chart Inc.		Legacy Log:
	Product Name:	Distribution and Storage Division
	Goods:	Class: 11 Int.
Freezers, namely for cryogenic storage; heat exchangers; refrigerated shipping containers; cryogenic refrigerators; separators for the cleaning and purification of gasses, namely hydrocarbons and natural gas

Trademark			Client-Matter/Subcase Country Name	Application Number/Date	Publication Number/Date	Registration Number/Date	Status Next Renewal
CHART and Design			246251-030003/0005	111426		146832	Registered
Resp.Off.: IL	Case Type: ORD		United Arab Emirates	24-Apr-2008		24-May-2011	24-Apr-2018
	Class(es):	06 Int.		Attorney(s):	MIF RBJ BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:	Abu-Ghazaleh Intellectual Property (UAE)		AgentRef:
	Owner:	Chart Inc.		Legacy Log:
	Product Name:	Distribution and Storage Division
Goods:

Class: 06 Int.

Metal tubing; metal vacuum insulated pipe fittings; metal fluid storage tanks, namely tanks for storage of carbon dioxide for beverage or water treatment systems, tanks for storage of oxygen for medical purposes, tanks for compressed gas storage for refrigeration for transport of liquids or gasses; metal cylinders for storage of compressed gasses and liquids

Trademark			Client-Matter/Subcase Country Name	Application Number/Date	Publication Number/Date	Registration Number/Date	Status Next Renewal
CHART and Design			246251-030003/0065	76/255023		2840759	Registered
Resp.Off.: IL	Case Type: ORD		United States of America	10-May-2001	16-Jul-2002	11-May-2004	11-May-2014
	Class(es):	06 Int., 07 Int., 11 Int., 37 Int.		Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner:	Chart Inc.		Legacy Log:
	Product Name:	Distribution and Storage Division
Goods:

Class: 06 Int.

Metal tubing; metal vacuum insulated pipe fittings; metal fluid storage tanks, namely tanks for storage of carbon dioxide for beverage or water treatment systems, tanks for storage of oxygen for medical purposes, tanks for compressed gas storage for refrigeration for transport of liquids or gasses; metal cylinders for storage of compressed gasses and liquids (First Use/In Commerce - 12/1999)

Class: 07 Int. Cryogenic pumps; clothes washing machines, namely dry cleaners utilizing liquid carbon dioxide (First Use/In Commerce - 1/2002)

Class: 11 Int.

Freezers, namely for cryogenic storage; heat exchangers; refrigerated shipping containers; cryogenic refrigerators; plumbing fittings, namely valves; separators for the cleaning and purification of gasses, namely hydrocarbons and natural gas (First Use - 3/1998 / In Commerce - 8/2000)

Class: 37 Int. Rehabilitation and repair of cryogenic systems; environmental services, namely, disposal of cooking oil (First Use/ln Commerce - 1/2000)

Trademark			Client-Matter/Subcase Country Name	Application Number/Date	Publication Number/Date	Registration Number/Date	Status Next Renewal
CORE-IN-KETTLE			246251-010003/0073	74/007507		1644761	Registered
Resp.Off.: IL	Case Type: ORD		United States of America	04-Dec-1989	05-Jun-1990	14-May-1991	14-May-2021
	Class(es):	11 Int.		Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner:	Chart Energy & Chemicals, Inc.		Legacy Log:
	Product Name:	Energy and Chemicals Division
	Goods:	Class: 11 Int. Heat exchangers

CVI			246251-030030/0006	391115		TMA221005	Registered
Resp.Off.: IL	Case Type: ORD		Canada	30-Oct-1975		03-Jun-1977	03-Jun-2022
	Class(es):			Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:	SCOTT & AYLEN		Agent Ref:
	Owner:	Chart Inc.		Legacy Log:	78726
	Product Name:	Distribution and Storage Division
	Goods:	Cryogenic valves, connectors and vacuum seal-off valves; cryogenic piping; cryogenic subcooler; cryogenic filters, gas purifiers, gas tanks, gas luquiefiers, heat exchangers and liquid level controllers; activated carbon adsorbent having coal, coconut shell, petroleum and wood bases; activated carbon adsorbents impregnated with any of potassium iodide, elemntal iodine, triethylenediamine, lead or other metals; silver zeolite adsorbent; aluminum and oxides thereof, impregnated with silver and other metal cations, as adsorbents; all for gas filtering and gas purifiying; air conditioning, heating, ventilating and cooling systems, including gas - gas, gas-liquid and liquid-liquid heat exchangers and pressure vessels and parts thereof for all equipment.

CVI			246251-030003/0004	06-105681	09-014546	3344530	Registered
Resp.Off.: IL	Case Type: ORD		Japan	20-Oct-1994	20-Feb-1997	05-Sep-1997	05-Sep-2017
	Class(es):	07 Int.		Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart inc.		Client Ref:
	Agent Name:	KURACHI INTERNATIONA PATENT OFFICE		Agent Ref:	ms-043158
	Owner:	Chart Inc.		Legacy Log:
	Product Name:	Distribution and Storage Division
	Goods:	Class: 07 Int. Cyro pumps, cryogenic pumps and parts and accessories therefor; other vacuum pumps, chemical machinery and implements

Trademark			Client-Matter/Subcase Country Name	Application Number/Date	Publication Number/Date	Registration Number/Date	Status Next Renewal
CVI			246251-030003/0055	73/404579		1361420	Registered
Resp.Off.: IL	Case Type: ORD		United States of America	02-Dec-1982	12-Feb-1985	24-Sep-1985	24-Sep-2015
	Class(es):	07 Int., 11 Int.		Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart Inc.		Client Ref :
	Agent Name:			Agent Ref:
	Owner:	CHART INDUSTRIES, INC.		Legacy Log:	78816
	Product Name:	Distribution and Storage Division
Goods:

Class: 07 Int.

Cryogenic pumping stations comprising pumps and controls therefore sold as a unit and cryogenic pumps

Class: 11

Int.Cryogenic processing equipment; namely, refrigeration units, compressors, heat exchangers, expanders, cryopanels, pipes, filtering units and vaporizing units, air handling equipment for use in nuclear power plants; namely, air filtering units, containment coolers; and air conditioning units.

CVI and Design			246251-030003/0042	74/040554		1680064	Registered
Resp.Off.: IL	Case Type: ORD		United States of America	21-Mar-1990		24-Mar-1992	24-Mar-2012
	Class(es):	06 Int., 07 Int., 11 Int.		Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart Inc.		Client Reft
	Agent Name:			Agent Ref:
	Owner:	Chart Inc.		Legacy Log:	78688
	Product Name:	Distribution and Storage Division
	Goods:	Class: 06 Int. Metal cryogenic gas tanks; cryogenic metal pipes; manual metal cryogenic valves; and parts for all of the foregoing
Class: 07 Int. Cryogenic processing machines; cryogenic pumps and valves as parts of machines; and parts for all of the foregoing
Class: 11 Int. Cryogenic refrigerators; cryogenic gas liquefying units; cryogenic gas purifying units; cryogenic heat exchangers; and parts for all of the foregoing.

Trademark			Client-Matter/Subcase Country Name	Application Number/Date	Publication Number/Date	Registration Number/Date	Status Next Renewal
CYL-TEL			246251-030003/0031	75/586081		2414529	Registered
Resp.Off.: IL	Case Type: ORD		United States of America	10-Nov-1998		19-Dec-2000	19-Dec-2020
	Class(es):	09 Int.		Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner:	Chart Inc.		Legacy Log:	45477
	Product Name:	Distribution and Storage Division
	Goods:	Class: 09 Int. Electrical apparatus for remote monitoring of liquid tanks, namely, liquid level gauges, remote transmitter computer interface cards and related software.

DURA-CYL			246251-030003/0009	73/371708		1253596	Registered
Resp.Off.: IL	Case Type: ORD		United States of America	25-Jun-l982		11 -Oct-1983	11-Oct-2013
	Class(es):	06 Int.		Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner:	Chart Inc.		Legacy Log:	27592
	Product Name:	Distribution and Storage Division
	Goods:	Class: 06 Int Insulated containers made of metal for cryogenic liquids.

FINTEC			246251-010003/0003	77/107574		3446038	Registered
Resp.Off.: IL	Case Type: ORD		United States of America	14-Feb-2007	14-Aug-2007	10-Jun-2008	10-Jun-2018
	Class(es):	11 Int.		Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner:	CHART INDUSTRIES, INC.		Legacy Log:
	Product Name:	Energy and Chemicals Division
	Goods:	Class: 11 Int. heat exchangers and heat exchange reactors

Trademark			Client-Matter/Subcase Country Name	Application Number/Date	Publication Number/Date	Registration Number/Date	Status Next Renewal
INNOVATION. EXPERIENCE. PERFORMANCE.			246251-030003/0066	78/457461		3080706	Registered
Resp.Off.: IL	Case type: ORD		United States of America	27-Jul-2004	28-Jun-2005	11-Apr-2006	11-Apr-2016
	Class(es):	06 Int.		Attorney (s):	MIF RBJ NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner:	Chart Inc.		Legacy Log:
	Product Name:	Corporate
Goods:

Class: 06 Int.

Metal tubing; metal vacuum insulated pipe fittings; metal fluid storage tanks, namely, tanks for storage of carbon dioxide for beverage or water treatment systems, tanks for storage of oxygen for medical purposes, tanks for compressed gas storage for refrigeration for transport of liquids or gases; metal cylinders for storage of compressed gases and liquids.

IPSMR			246251-010003/0012	77/832303		4063857	Registered
Resp.Off.: IL	Case Type: ORD		United States of America	22-Sep-2009	22-Jun-2010	29-Nov-2011	29-Nov-2021
	Class(es):	11 Int.		Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner:	Chart Inc.		Legacy Log:
	Product Name:	Energy and Chemicals Division
	Goods:	Class : 11 Int. Apparatus and equipment for natural gas liquefaction, namely, heat exchangers, separators for the cleaning, purification, refrigeration and liquefaction of gases and liquids

LIBERATOR			246251-020003/0002	1036221		TMA566429	Registered
Resp.Off.: IL	Case Type: ORD		Canada	16-Nov-l999		27-Aug-2002	27-Aug-2017
	Class(es):			Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:	Ridoul & Maybee LLP		Agent Ref:
	Owner:	CAIRE INC.		Legacy Log:	69048
	Product Name:	Biomedical Division
	Goods:	Respiratory apparatus attachable to a patient; portable oxygen tanks

Trademark			Client-Matter/Subcase Country Name	Application Number/Date	Publication Number/Date	Registration Number/Date	Status Next Renewal
LIBERATOR			246251-020003/0005	2008-95281		5421026	Registered
Resp.Off.: IL	Case Type: ORD		Japan	26-Nov-2008		24-Jun-2011	24-Jun-2021
	Class(es):	10 Int.		Attorney(s):	MIF NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:	Seiwa Patent & Law		Agent Ref:	FT-22217
	Owner:	CAIRE INC.		Legacy Log:
	Product Name:	Biomedical Division
Goods:

Class: 10 Int.

Oxygen inhaler and other respiratory apparatus and all other medical instruments, ice pillows, triangular bandages, catguts for surgery, feeding cups, plungers, nipples, dental floss, ice-bags, ice-bag suspenders, nursing equipment, thermos feeding bottles, swabs, fingerstalls

LIBERATOR			246251-020003/0001	73/797471		1571735	Registered
Resp.Off.: IL	Case Type: ORD		United States of America	03-May-1989		19-Dec-1989	19-Dec-2019
	Class(es):	10 Int.		Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner:	CAIRE INC.		Legacy Log:	27576
	Product Name:	Biomedical Division
	Goods:	Class: 10 Int.
Respiratory apparatus attachable to a patient.

MARBOND			246251-030003/0074	2131853		2131853	Registered
Resp.Off.: IL	Case Type: ORD		United Kingdom	06-May-1997	06-Aug-1997	21-Nov-1997	06-May-2017
	Class(es):	11 Int.		Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:	HLBBshaw Ltd		Agent Ref:
	*Owner:	Chart Heat Exchangers Limited Partnership		Legacy Log:
	Product Name:	Distribution and Storage Division
	Goods:	Class: 11 Int. Heat exchangers and parts and fittings therefor.

*	NOTE: CHART ENERGY AND CHEMICALS, INC IS THE SUCCESSOR COMPANY TO CHART HEAT EXCHANGERS LIMITED PARTNERSHIP

Trademark			Client-Matter/Subcase Country Name	Application Number/Date	Publication Number/Date	Registration Number/Date	Status Next Renewal
MICROBULK SOLUTIONS AND DESIGN			246251-030003/0038	76/315540		2665934	Registered
Resp.Off.: IL	Case Type: ORD		United States of America	21-Sep-2001		24-Dec-2002	24-Dec-2012
	Class(es):	06 Int.		Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner:	Chart Inc.		Legacy Log:	75241
	Product Name:	Distribution and Storage Division
	Goods:	Class: 06 Int.
Vehicle mounted and stationary metal containers for the storage and transportation of liquids and gases (First Use In Commerce Date: 4/2001)

MVE AND DESIGN			246251-030003/0001	960101606		1137677	Registered
Resp.Off.: IL	Case Type: ORD		China (People’s Republic)	06-Sep-1996		21-Dec-1997	20-Dec-2017
	Class(es):	06 Int.		Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:	CCPIT Patent and Trademark Law Office		Agent Ref:
	Owner:	Chart Inc.		Legacy Log:	29948
	Product Name:	Distribution and Storage Division
	Goods:	Class: 06 Int.
Tanks of metal (for storage and transportation use), tanks for holding and storing liquids and gases, pipes and tubes of metal

Trademark			Client-Matter/Subcase Country Name	Application Number/Date	Publication Number/Date	Registration Number/Date	Status Next Renewal
MVE AND DESIGN			246251-030003/0001	547141		547141	Registered
Resp.Off.: IL	Case Type: ORD		European Community	29-May-1997		31-Jan-2000	29-May-2017
	Class(es):	06 Int., 12 Int.		Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:	VEREENIDGE		Agent Ref:
	Owner:	Chart Inc.		Legacy Log:	39654
	Product Name:	Distribution and Storage Division
	Goods:	Class: 06 Int.
Tanks; pressure vessels; storage, transportation and dispensing apparatus; all for liquids, liquified gases, syrups and oils; insulated panels and pipes; all of metal; intermodal containers having integral tanks or pressure vessels

Class: 12 Int.
Railway wagons; vehicle trailers

MVE VARIO			246251-020003/0007	85/150595		4061348	Registered
Resp.Off.: IL	Case Type: ORD		United States of America	12-Oct-2010	01-Feb-201l	22-Nov-2011	22-Nov-2021
	Class(es):	11 Int.		Attorney(s):	MIF NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner:	CAIRE INC.		Legacy Log:
	Product Name:	Biomedical Division
	Goods:	Class: 11 Int.
Freezers

Trademark			Client-Matter/Subcase Country Name	Application Number/Date	Publication Number/Date	Registration Number/Date	Status Next Renewal
NEXGEN FUELING			246251-030003/0070	76/186464		2737770	Registered
Resp.Off.: IL	Case Type: ORD		United States of America	27-Dec-2000	25-Jun-2002	15-Jul-2003	15-Jul-2013
	Class(es):	06 Int., 12 Int., 37 Int., 42 Int.		Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner:	Chart Inc.		Legacy Log:
	Product Name:	Distribution and Storage Division
	Goods:	Class: 06 Int.
Metal tubing; metal pipe featuring vacuum insulation; metal pipe fittings; metal fluid storage tanks, namely tanks for bulk storage of gases and liquefied gasses.

Class: 12 Int. Trailers, namely tankers for the transport of liquefied gasses.

Class: 37 Int.

Installation of gas or liquefied gas distribution systems including installation of metal tubing, vacuum insulated pipe, metal pipe fittings, cryogenic pumps, and electrical controllers, and metal fluid storage tanks, namely tanks for bulk storage of gasses and liquefied gasses.

Class: 42 Int. Design for others in the field of gas or liquefied gas systems.

ORCA AND DESIGN			246251-030003/0028	75/313658		2187547	Registered
Resp.Off.: IL	Case Type: ORD		United States of America	23-Jun-1997	16-Jun-1998	08-Sep-1998	08-Sep-2018
	Class(es):	06 Int.		Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner:	Chart Inc.		Legacy Log:	31107
	Product Name:	Distribution and Storage Division
	Goods:	Class: 06 Int. Vehicle mounted and stationary metal containers for the storage and transportation of liquids and gases.

Trademark			Client-Matter/Subcase Country Name	Application Number/Date	Publication Number/Date	Registration Number/Date	Status Next Renewal
PERMA-CYL			246251-030003/0029	75/308745		2180403	Registered
Resp.Off.: IL	Case Type: ORD		United States of America	13-Jun-1997	19-May-1998	11-Aug-1998	11-Aug-2018
	Class(es):	06 Int.		Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:			Agent Ref;
	Owner:	Chart Inc.		Legacy Log:	31108
	Product Name:	Distribution and Storage Division
	Goods:	Class: 06 Int.
Vehicle mounted and stationery metal containers for the storage and transportation of liquids and gases.

PORTA VAC			246251-030003/0051	75/257463		2265383	Registered
Resp.Off.: IL	CaseType: ORD		United States of America	14-Mar-1997	27-Jan-1998	27-Jul-1999	27-Jul-2019
	Class(es):	06 Int.		Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner:	Chart Inc.		Legacy Log:	78788
	Product Name:	Distribution and Storage Division
	Goods:	Class: 06 Int.
Metal Containers for transporting liquified gases

PYTHON			246251-030003/0032	75/607942		2423924	Registered
Resp.Off.: IL	Case Type: ORD		United States of America	18-Dec-1998	21-Dec-1999	23-Jan-2001	23-Jan-2021
	Class(es):	06 Int.		Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner:	Chart Inc.		Legacy Log:	45520
	Product Name:	Distribution and Storage Division
	Goods:	Class: 06 Int.
Vacuum insulated metal pipe for conducting cryogenic liquids and gases (First Use In Commerce Date: 2/1999)

Trademark		Client-Matter/Subcase Country Name	Application Number/Date	Publication Number/Date	Registration Number/Date	Status Next Renewal
SHIMTEC		246251-030003/0068	78/181795		3022860	Registered
Resp.Off.: IL	Case Type: ORD	United States of America	05-Nov-2002	15-Feb-2005	06-Dec-2005	06-Dec-2015
	Class(es):	09 Int., 11 Int., 42 Int.	Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart Inc.	Client Ref:
	Agent Name:		Agent Ref:
	Owner:	Chart Energy & Chemicals, Inc.	Legacy Log:
	Product Name:	Energy and Chemicals Division
	Goods:	Class: 09 Int. Laboratory apparatus and instruments, namely chemical and catalytic reactors for use in exothermic and endothermic reactions and parts and fittings therefor

Class: 11 Int.
Chemical and catalytic reactors for use in industrial applications, chemical processes, and aerospace applications, and parts and fittings therefore; heating and/or cooling apparatus and installations, namely heat exchanges, for use in industrial applications, chemical processes, and aerospace applications, and parts and fittings therefore; heat exchangers for use in industrial applications, chemical processes, and aerospace applications, and parts and fitting therefor.

Class: 42 Int.

Mechanical engineering services; chemical engineering services; design for others of heat exchangers, chemical reactors, and catalytic reactors; new product development services, namely design and testing services, relating to heat exchangers, chemical reactors, and catalytic reactors; product testing services relating to heat exchangers, chemical reactors, and catalytic reactors; technical consultation and research relating to heat exchangers and reactors technology.

SPIRIT		246251-020003/0004	1417705		TMA767534	Registered
Resp-Off.: IL	Case Type: ORD	Canada	10-Nov-2008	23-Dec-2009	20-May-2010	20-May-2025
	Class(es):	10 Int.	Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart Inc.	Client Ref:
	Agent Name:	Norton Rose OR LLP	Agent Ref:	15261600
	Owner:	CAIRE INC.	Legacy Log:
	Product Name:	Biomedical Division
	Goods:	Class: 10 Int. Respiratory apparatus attachable to a patient, namely, portable oxygen tanks.

Trademark			Client-Matter/Subcase Country Name	Application Number/Date	Publication Number/Date	Registration Number/Date	Status Next Renewal
SPIRIT			246251-020003/0073	77/629314		3647129	Registered
Resp.Off.: IL	Case Type: ORD		United States of America	09-Dec-2008	14-Apr-2009	30-Jun-2009	30-Jun-2019
	Class(es):	10 Int.		Attorney(s):	MIF NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner:	CAIRE INC.		Legacy Log:
	Product Name:	Biomedical Division
	Goods:	Class: 10 Int.
Respiratory apparatus attachable to a patient

STROLLER			246251-020003/0003	1036220		TMA549556	Registered
Resp.Off.: IL	Case Type: ORD		Canada	16-Nov-1999		08-Aug-2001	08-Aug-2016
	Class(es):			Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:	Ridout & Maybee LLP		Agent Ref:
	Owner:	CAIRE INC.		Legacy Log:	69049
	Product Name:	Biomedical Division
	Goods:	Respiratory apparatus attachable to a patient; portable oxygen tanks

STROLLER			246251-020003/0001	24865/1993		3133400	Registered
Resp.Off.: IL	Case Type: ORD		Japan	12-Mar-1993		29-Mar-1996	29-Mar-2016
	Class(es):	10 Int.		Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:	Asamura Patent Office		Agent Ref:
	Owner:	CAIRE INC.		Legacy Log:	27580
	Product Name:	Biomedical Division
	Goods:	Class: 10 Int.
Oxygen inhaler and other respiratory apparatus and all other medical instrument, other medical instrument, ice pillows, triangular bandages, supportive bandages, catguts for surgery, feeding cups, plungers, nipples, dental floss, ice-bags, ice-bag suspenders, nursing equipment, thermos feeding bottles, swabs, fingerstalls.

Trademark			Client-Matter/Subcase Country Name	Application Number/Date	Publication Number/Date	Registration Number/Date	Status Next Renewal
STROLLER			246251-020003/0002	73/797472		1573158	Registered
Resp.Off.: IL	Case Type: ORD		United States of America	03-May-1989		26-Dec-l 989	26-Dec-2019
	Class(es):	10 Int.		Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner:	CAIRE INC.		Legacy Log:	27579
	Product Name:	Biomedical Division
	Goods:	Class: 10 Int.
Respiratory apparatus attachable to a patient.

TANK-TEL			246251-030003/0043	76/519863		2871126	Registered
Resp.Off.: IL	Case Type: ORD		United States of America	03-Jun-2003	18-May-2004	10-Aug-2004	10-Aug-2014
	Class(es):	09 Int		Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner:	Chart Inc.		Legacy Log:	78690
	Product Name:	Distribution and Storage Division
	Goods:	Class: 09 Int.
Electrical apparatus for remote monitoring of liquid tanks, namely, liquid level gauges, remove transmitters, computer interface cards and related software for communicating with and collecting and analyzing data from gauges.

TRIFECTA			246251-030003/0030	75/305037		2362618	Registered
Resp.Off.: IL	Case Type: ORD		United States of America	06-Jun-1997		27-Jun-2000	27-Jun-2020
	Class(es):	06 Int.		Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner:	Chart Inc.		Legacy Log:	31109
	Product Name:	Distribution and Storage Division
	Goods:	Class: 06 Int.
Storage and delivery systems for cryogenic liquids and gasses, namely, metal tanks, pumps, vaporizer coils and related parts therefor.

Trademark			Client-Matter/Subcase Country Name	Application Number/Date	Publication Number/Date	Registration Number/Date	Status Next Renewal
TVAC			246251-030003/0050	74/341979		1857160	Registered
Resp.Off.: IL	Case Type: ORD		United States of America	21-Dec-1992	01-Jun-1993	04-Oct-1994	04-Oct-2014
	Class(es):	06 Int.		Attorney(s):	MIF RBJ NAC BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:			Agent Ref:
	Owner:	Chart Inc.		Legacy Log:	78787
	Product Name:	Distribution and Storage Division
	Goods:	Class: 06 Int. Vacuum insulated metal tanks container for transportation of liquids by rail, truck or ship (First Use In Commerce Date: 2/1993)

Up/Down Arrow logo			246251-030003/0001	129470	4296		Published
Resp.Off.: IL	Case Type: ORD		Saudi Arabia	21-Apr-2008	12-Mar-2010
	Class(es):	11 Int.		Attorney(s):	MIF RBJ BJP
	Client:	Chart Inc.		Client Ref:
	Agent Name:	Abu-Ghazaleh Intellectual Property (Saudi Arabia)		Agent Ref:
	Owner:	Chart Cooler Service Company, Inc.		Legacy Log:
	Product Name:	Distribution and Storage Division
	Goods:	Class: 11 Int. air-cooled heat exchangers

Trademark	Status Case Number / Sub Case	Serial Number Reg Number	Filing Date Reg Date	Next Action(s)	Due Date(s)
ATF	Registered	144683	01-Apr-1996
Country: European Community	40543-402/116	144,683	05-Jan-1999	Next Renewal	01-Apr-2016
Classes: 7, 10
Owner: Chart SeQual Technologies Inc.

ATF	Registered	74/351703	25-Jan-1993
Country: United States of America	40543-402/059	1,896,893	30-May-1995	Next Renewal	30-May-2015
Classes: 10
Owner: Chart SeQual Technologies Inc.

AUTOSAT	Registered	7072325	17-Jul-2008
Country: European Community	40543-414/116	7,072,325	06-Apr-2009	Next Renewal	17-Jul-2018
Classes: 10
Owner: Chart SeQual Technologies Inc.

AUTOSAT	Registered	77/349652	11-Dec-2007
Country: United States of America	40543-414/059	3,655,453	14-Jul-2009	Aff of Use - 6 Year	14-Jul-2015
Classes: 10
Owner: Chart SeQual Technologies Inc.

ECLIPSE	Registered	78/618365	27-Apr-2005	First Renewal	26-Dec-2016
Country: United States of America	40543-406/059	3,190,106	26-Dec-2006	Aff of Use - Recurring	26-Dec-2016
Classes: 10
Owner: Chart SeQual Technologies Inc.

ECLIPSE 2	Registered	77/547672	14-Aug-2008
Country: United States of America	40543-417/059	3,670,706	18-Aug-2009	Aff of Use - 6 Year	18-Aug-2015
Classes: 10
Owner: Chart SeQual Technologies Inc.

Trademark	Status Case Number / Sub Case	Serial Number Reg Number	Filing Date Reg Date	Client Ref Number Next Action(s)	Due Date(s)
ECLIPSE 3	Registered	77/788054	23-Jul-2009
Country: United States of America	40543-411/059	3,804,693	15-Jun-2010	Aff of Use-6 Year	15-Jun-2016
Classes: 10
Owner: Chart SeQual Technologies Inc.

INTEGRA	Registered	75/705252	07-Jun-1999
Country: United States of America	40543-409/059	2,494,816	02-Oct-2001	Next Renewal	02-Oct 2021
Classes: 10
Owner: Chart SeQual Technologies Inc.

OPTIMIZER	Pending	85/515651	13-Jan-2012
Country: United States of America	40543-412A/			Foreign 3M Letter	13-Apr-2012
Classes: 10
Owner: Chart SeQual Technologies Inc.

PERSONAL AMBULATORY OXYGEN SYSTEM (PAOS)	Registered	7073059	17-Jul-2008
Country: European Community	40543-404/116	7,073,059	16-Mar-2009	First Renewal	17-Jul-2018
Classes: 10
Owner: Chart SeQual Technologies Inc.

PERSONAL AMBULATORY OXYGEN SYSTEM (PAOS)	Registered	77/387083	02-Feb-2008
Country: United States of America	40543-404/059	3,723,023	08-Dec-2009	Aff of Use - 6 Year	08-Dec-2015
Classes: 10
Owner: Chart SeQual Technologies Inc.

REGALIA	Registered	78/786851	06-Jan-2006
Country: United States of America	40543-408/059	3,295,418	18-Sep-2007	Aff of Use - 6 Year	18-Sep-2013
Classes: 7
Owner: Chart SeQual Technologies Inc.

Trademark	Status Case Number / Sub Case	Serial Number Reg Number	Filing Date Reg Date	Client Ref Number Next Action(s)	Due Date(s)
SAROS	Registered	77/942614	23-Feb-2010
Country: United States of America	40543-418/059	3,918,068	08-Feb-2011	Aff of Use - 6 Year	08-Feb-2017
Classes: 10
Owner: Chart SeQual Technologies Inc.

SEQUAL	Registered	144709	01-Apr-1996
Country: European Community	40543-401/116	144,709	05-Jan-1999	Next Renewal	01-Apr-2016
Classes: 7, 10
Owner: Chart SeQual Technologies Inc.

SEQUAL	Registered	74/667356	28-Apr-1995
Country: United States of America	40543-401/059	2,036,142	04-Feb-1997	Next Renewal	04-Feb-2017
Classes: 7
Owner: Chart SeQual Technologies Inc.

CAIRE	Published	85/313705	05-May-2011	Status Check	01-Jun-2012
Country: United States of America	42733-411/
Classes: 10
Owner Name: Chart Inc.

CAIRE	Registered	74/416223	23-Jul-1993
Country: United States of America	42733-412/	1,893,782	09-May-1995	Aff of Use - Recurring	09-May-2015
Classes: 42				Next Renewal	09-May-2015
Owner Name: CAIRE Inc.

CAIRE (& DESIGN)	Registered	2008-90004	06-Nov-2008
Country: Japan	42733-413/032	5,245,438	03-Jul-2009	Renewal Due 6M	03-Jan-2019
Classes: 35				First Renewal	03-Jul-2019
Owner Name: CAIRE Inc.

Trademark	Status Case Number / Sub Case	Serial Number Reg Number	Filing Date Reg Date	Client Ref Number Next Action(s)	Due Date(s)

CAIRE (& DESIGN)	Registered	74/424927	16-Aug-1993
Country: United States of America	42733-413/	1,893,785	09-May-1995	Aff of Use - Recurring	09-May-2015
Classes: 42				Next Renewal	09-May-2015
Owner Name: CAIRE Inc.

CAIRE (& DESIGN)	Published	85/313715	05-May-2011	Status Check	01-Jun-2012
Country: United States of America	42733-413A/
Classes: 10
Owner Name: Chart Inc.

CARE-EASE	Registered	73/652308	30-Mar-1987
Country: United States of America	42733-414/	1,477,536	23-Feb-1988	Aff of Use - Recurring	23-Feb-2018
Classes: 10				Next Renewal	23-Feb-2018
Owner Name: CAIRE Inc.

CHILLZILLA	Published	85/433724	28-Sep-2011	Status Check	01-Jun-2012
Country: United States of America	42733-404/059
Classes: 6
Owner Name: Chart Inc.

Trademark	Status Case Number / Sub Case	Serial Number Reg Number	Filing Date Reg Date	Client Ref Number Next Action(s)	Due Date(s)

COMPANION	Registered	73/481155	21-May-1984
Country: United States of America	42733-406/	1,337,633	28-May-1985	Aff of Use - Recurring	28-May-2015
Classes: 9				Next Renewal	28-May-2015
Owner Name: CAIRE Inc.

COMPANION	Registered	73/648038	06-Mar-1987
Country: United States of America	42733-406A/	1,481,447	22-Mar-1988	Next Renewal	22-Mar-2018
Classes: 9				Aff of Use - Recurring	22-Mar-2018
Owner Name: CAIRE Inc.

CRYENCO	Allowed	85/098282	02-Aug-2010
Country: United States of America	42733-407/			Third EXT due in 1M	15-Ang-2012
Classes: 37				Statement of Use 3rd EXT	15-Sep-2012
Owner Name: Chart Inc.

Trademark	Status Case Number / Sub Case	Serial Number Reg Number	Filing Date Reg Date	Client Ref Number Next Action(s)	Due Date(s)

GTLS: GAS TO LIQUID SYSTEMS	Pending	1,458,979	11-Nov-2011
Country: Australia	42733-403/004			AU Response Due	08-Jun-2013
Classes: 37
Owner Name: Chart Industries, Inc.

GTLS: GAS TO LIQUID SYSTEMS	Pending		17-Nov-2011
Country: Canada	42733-403/008			Send Cert Copy of Issd Registr	17-Feb-2013
Classes:				Declaration of Use (ITU)	17-Nov-2014
Owner Name: Chart Industries, Inc.

GTLS: GAS TO LIQUID SYSTEMS	Pending	010403772	09-Nov-2011	Status Check	01- Jun-2012
Country: European Community	42733-403/116
Classes: 35, 37, 39, 40, 42
Owner Name: Chart Industries, Inc.

Trademark	Status Case Number / Sub Case	Serial Number Reg Number	Filing Date Reg Date	Client Ref Number Next Action(s)	Due Date(s)

GTLS: GAS TO LIQUID SYSTEMS	Published	85/402094	19-Aug-2011	Status Check	01-Jun-2012
Country: United States of America	42733-403/059
Classes: 35, 37, 40, 42
Owner Name: Chart Industries, Inc.

HELIOS	Registered	75/711240	20-May-1999
Country: United States of America	42733-410/	2,625,520	24-Sep-2002	Aff of Use - Recurring	24-Sep-2012
Classes: 10				First Renewal	24-Sep-2012
Owner Name: CAIRE Inc.

LIBERATOR	Registered	1036221	16-Nov-1999
Country: Canada	42733-415/008	TMA566,429	27-Aug-2002	First Renewal	27-Aug-2017
Owner Name: CAIRE Inc.

Trademark	Status Case Number / Sub Case	Serial Number Reg Number	Filing Date Reg Date	Client Ref Number Next Action(s)	Due Date(s)

LIBERATOR	Registered	2008-95281	26-Nov-2008
Country: Japan	42733-415/032	5,421,026	24-Jun-2011	Renewal Due 6M	24-Dec-2020
Classes: 10				First Renewal	24-Jun-2021
Owner Name: CAIRE Inc.

LIBERATOR		Registered 03-May-1989			73/797471
Country: United States of America	42733-415/	1,571,735	19-Dec-1989	Aff of Use - Recurring	19-Dec-2019
Classes: 11				Next Renewal	19-Dec-2019
Owner Name: CAIRE Inc.

LIQUID TUBE TRAILER	Pending	85/433736	28-Sep-2011	Status Check	01-Jun-2012
Country: United States of America	42733-405/059
Classes: 12
Owner Name: Chart Inc.

MARATHON	Registered	78/470143	19-Aug-2004
Country: United States of America	42733-408/	3,127,803	08-Aug-2006	Aff of Use - 6 Year	08-Aug-2012
Classes: 10				Aff of Use - Recurring	08-Aug-2016
Owner Name: CAIRE Inc.				First Renewal	08-Aug-2016

MVE VARIO	Registered	85/150595	12-Oct-2010
Country: United States of America	42733-416/	4,061,348	22-Nov-2011	Aff of Use - 6 Year	22-Nov-2017
Classes: 11				Aff of Use - Recurring	22-Nov-2021
Owner Name: CAIRE Inc.				First Renewal	22-Nov-2021

Trademark	Status Case Number / Sub Case	Serial Number Reg Number	Filing Date Reg Date	Client Ref Number Next Action(s)	Due Date(s)

OXICLIP	Registered	75/573324	19-Oct-1998
Country: United States of America	42733-409/	2,407,000	21-Nov-2000	Aff of Use - Recurring	21-Nov-2020
Classes: 10				Next Renewal	21-Nov-2020
Owner Name: CAIRE Inc.

SPIRIT		Registered 10-Nov-2008			1417705
Country: Canada	42733-417/008	TMA767,534	20-May-2010	First Renewal	20-May-2025
Classes: Waxes:
Owner Name: CAIRE Inc.

SPIRIT	Registered	77/629314	09-Dec-2008
Country: United States of America	42733-417/	3,647,129	30-Jun-2009	Aff of Use - 6 Year	30-Jun-2015
Classes: 10				Aff of Use - Recurring	30-Jun-2019
Owner Name: CAIRE Inc.				First Renewal	30-Jun-2019

STROLLER	Registered	1036220	16-Nov-1999
Country: Canada	42733-418/008	TMA549556	08-Aug-2001	First Renewal	08-Aug-2016
Classes: Wares:
Owner Name: CAIRE Inc.

STROLLER	Registered	24865-1993	12-Mar-1993
Country: Japan	42733-418/032	3,133,400	29-Mar-1996	Next Renewal	29-Mar-2016
Classes: 10
Owner Name: CAIRE Inc.

STROLLER	Registered	73/797472	03-May-1989
Country: United States of America	42733-418/	1,573,158	26-Dec-1989	Next Renewal	26-Dec-2019
Classes: 10				Aff of Use - Recurring	26-Dec-2019
Owner Name: CAIRE Inc.

Title	Case Sub Case	Country Name	Owner	Status	App Number	Filing Date	Pub Date	Reg Number	Reg Date
QDRIVE	CFIC-0011	United States of America	Chart Inc.	Registered	76/260127	5/21/2001	7/2/2002	2,624,186	9/24/2002

QDRIVE	CFIC-0011	Canada	Chart Inc.	Registered	1,122,258	11/15/2001	7/9/2003	TMA603,766	3/2/2004

QDRIVE	CFIC-0011	Europe	Chart Inc.	Registered	2467926	11/19/2001	6/30/2003	2467926	5/19/2003

QDRIVE	CFIC-0011	Japan	Chart Inc.	Registered	2001-103635	11/19/2001		4662380	4/11/2003

QDRIVE	CFIC-0022	United States of America	Chart Inc.	Registered	77/586126	10/6/2008		3,704,414	11/3/2009

Our File Ref	Country	Applicant	Client	Title / Mark	Class(es)	Application No	Application Date	Patent / Reg No	Registration Date	Status	Current Renewal
T03474US	United States of America	Chart Heat Exchangers Limited PARTNERSHIP	Chart Heat Exchangers LP	CHART-FLO Figurative	09 11	76/211,977	02/16/01	2,718,511	05/27/03	Granted	05/27/13

T03475US	United States of America	Chart Heat Exchangers Limited PARTNERSHIP	Chart Heat Exchangers LP	CHART-KOTE Figurative	09 11	76/211,976	02/16/01	2,701,787	04/01/03	Granted	04/01/13

T03476US	United States of America	Chart Heat Exchangers Limited PARTNERSHIP	Chart Heat Exchangers LP	CHART-PAK Figurative	09 11	76/211,978	02/16/01	2,718,512	05/27/03	Granted	05/27/13

T03477US	United States of America	Chart Heat Exchangers Limited PARTNERSHIP	Chart Heat Exchangers LP	MARBOND	09 11	76/212,066	02/16/01	2,751,773	08/19/03	Granted	08/19/13

T04122CTM	European Union	Chart Heat Exchangers LP	Chart Heat Exchangers LP	SHIMTEC	09 11 42	2860104	09/25/02	2860104	12/17/03	Granted	09/30/12

*	NOTE: CHART ENERGY & CHEMICALS, INC. IS THE SUCCESSOR COMPANY TO CHART HEAT EXCHANGERS LIMITED PARTNERSHIP

CHG Matter	Trademark	Country	Most Current Owner	Status	App. No.	Filing Date	Pub. Date	Reg. No.	Reg. Date	Last Rnwl	Next Rnwl	Class	Goods	Notes	Due Date
2245905042	COMPANION	United States of America	CAIRE Inc.	Registered	73/481,155	21-May-1984	19-Mar-1985	1,337,633	28-May-1985	28-May-2005	28-May-2015	09	Oxygen supply systems, namely, a stationary oxygen supply unit and a portable oxygen supply unit	As of 2/11/10, Client inclined to abandon at next renewal; will revisit in 2014.

2245905043	COMPANION	United States of America	CAIRE Inc.	Registered	73/648,038	06-Mar-1987	29-Dec-1987	1,481,447	22-Mar-1988	22-Mar-2008	22-Mar-2018	09	Liquid oxygen systems comprising portable oxygen unit and parts therefor, oxygen concentrators, portable oxygen cylinders and remote alarms	As of 2/11/10, Client inclined to maintain at next renewal; will revisit in 2017.

2245905085	CRYENCO	United States of America	Chart Inc.	Pending	85/098,282	02-Aug-2010	18-Jan-2011					37	Repair and maintenance of cryogenic storage tanks.	2nd extension of time to file Statement of Use taken. Statement of Use due 9/15/12.	**Need client’s SOU instructions

2245905065	MARATHON	United States of America	CAIRE Inc.	Registered	78/470,143	19-Aug-2004	23-Aug-2005	3,127,803	08-Aug-2006		08-Aug-2016	10	Portable oxygen supply unit for medical use	Section 8&15 Affidavit of Use. As of 2/11/10, client inclined to maintain at next maintenance deadline; will revisit in 2012.	*Affidavit of Use due 8/8/2012. Need client’s maintenance instructions.

2245905066	OXICLIP	United States of America	CAIRE Inc.	Registered	75/573,324	19-Oct-1998	14-Sep-1999	2,407,000	21-Nov-2000	20-Oct-2010	21-Nov-2020	10	Medical instruments; namely, personal oxygen conserver which clips to patient’s belt, pocket, or clothing	Renewed 10/20/2010.

2245905068	HELIOS	United States of America	CAIRE Inc.	Registered	75/711,240	20-May-1999	28-Dec-1999	2,625,520	24-Sep-2002		24-Sep-2012	10	Oxygen supply systems for medical use, namely, stationary oxygen supply units and portable oxygen supply units	As of 2/11/10, Client Inclined to maintain at next renewal; will revisit in 2012.	*Need client’s renewal instructions

2245905086	VBS & DESIGN	United States of America	Chart Inc.	Abandoned	76/484,601	17-Jan-2003	2,894,338	19-Oct-2004	16-Mar-2004	—	10	Cryogenic transfer systems for medical use comprised of adapters, oxygen monitors, valves, regulators, separators, pressure gauges, coupling devices, safety relief valves, solenoid valves, vacuum pumps, check valves, ball valves, vaporizers for keeping medical analytical tools cool and for freezing medical biological samples	Registration abandoned per client’s 4/8/11 instructions

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CHART.XXX

CHARTINDUSTRIES.XXX

CHART-IND.XXX

CHARTENERGYANDCHEMICALS.XXX

CAIREMEDICAL.XXX

Schedule IV

Limited Liability Company Interests

GTC of Clarksville, LLC

Schedule V

Commercial Tort Claims

None.

Schedule VI

Partnership Interests

None.